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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number	811-04750

Fenimore Asset Management Trust
(Exact name of registrant as specified in charter)

384 North Grand Street, P.O. Box 399 Cobleskill, New York	12043
(Address of principal executive offices)	(Zip code)

Thomas O. Putnam

Fenimore Asset Management Trust 384 North Grand Street, P.O. Box 399 Cobleskill, New York, 12043
(Name and address of agent for service)

Registrant's telephone number, including area code:	1-800-453-4392

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

FAM FUNDS

Managed by

FENIMORE ASSET MANAGEMENT

ANNUAL REPORT | *December 31, 2019*

Value Fund

Investor Share Class and Institutional Share Class

Dividend Focus Fund (formerly FAM Equity-Income Fund)

Investor Share Class

Small Cap Fund

Investor Share Class and Institutional Share Class

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically by contacting the Funds at 1-800-932-3271 or, if you own these shares through a financial intermediary, by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Funds that you wish to continue receiving paper copies of your shareholder reports by contacting the Fund at 1-800-932-3271. If you own shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this document to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the fund complex or at your financial intermediary.

Table of Contents

Chairman’s Commentary	1
FAM Value Fund
Letter to Shareholders	4
Performance Summary	12
Portfolio Data	15
Schedule of Investments	16
FAM Dividend Focus Fund
Letter to Shareholders	19
Performance Summary	25
Portfolio Data	28
Schedule of Investments	29
FAM Small Cap Fund
Letter to Shareholders	32
Performance Summary	38
Portfolio Data	41
Schedule of Investments	42
Statements of Assets and Liabilities	45
Statements of Operations	46
Statements of Changes in Net Assets	47
Notes to Financial Statements	50
Report of Independent Registered Public Accounting Firm	65
Board Consideration of the Continuation of the Investment Advisory Agreements for the Funds	67
Information About Trustees and Officers	72
Expense Data	75
Supplemental Information	77
Privacy Policy	79

FAM Funds has adopted a Code of Ethics that applies to its principal executive and principal financial officers. You may obtain a copy of this Code without charge, by calling FAM Funds at (800) 932-3271.

Chairman’s Commentary

December 31, 2019

Dear Fellow Shareholder,

Introduction

Newly-appointed Fenimore Asset Management CEO John Fox has challenged his colleagues to “WOW” our investors in everything that we do. With a lot of help from the enthusiastic financial markets, we made some progress in that regard. Wow, it was a great year to be an investor in U.S. stocks! In fact, it was a great year to be an investor in most financial assets.

Indeed, for 2019 we could resurrect the phrase we used to describe the markets in our 2017 Chairman’s Letter, “The year pretty much everything went up.” Large company stocks, as measured by the S&P 500 Index, returned 31.49% in 2019. Smaller company stocks, as measured by the Russell 2000 Index, returned 25.53%. As impressive as these performance figures are, they should be accompanied by an asterisk. During the last quarter of 2018, U.S. stocks, as measured by the S&P 500, had their worst quarter since the Great Depression, falling by nearly 20% to their Christmas Eve lows and giving 2019 performance calculations an advantageous starting point. To put it into better perspective, the two-year average annual return of the S&P 500 is actually 12.13%.

Within this investment context, our mutual funds performed very well. All three funds returned greater than 26% for the year and beat their respective benchmarks. We were relatively active this year taking advantage of the volatility at the beginning of 2019, and periodically throughout the year, to improve the quality and/or expected return of the funds. In all, we made initial investments in what we believe are 11 high-quality companies in industries ranging from flooring to aggregates and insurance to industrial distribution. Please learn more about these quality businesses in the fund letters.

Change

It has been hard to avoid “decade-in-review” articles in the press or on social media. Their appeal is understandable because they contain “wow factors” such as:

●	“Wow, I can’t believe that happened so long ago!”
●	“Wow, I can’t believe that was this decade, it seems like a lifetime ago!”
●	“Wow, I forgot that even happened!”

I’m often “wow-ed” by how much change has occurred in such a relatively short period of time, be it technological, geopolitical, or societal. As I look back, this decade certainly has brought change to the investment industry along with plenty of notable events. The decade

Chairman’s Commentary

began on the heels of the Great Financial Crisis and the worst decade for stocks in American history. It ended in an era of — among many measures — some of the greatest prosperity ever. In between, here is some of what we experienced:

●	Unprecedented global monetary easing (including negative interest rates)
●	An explosion of computer trading
●	A rapidly increasing pace of disruption in many industries
●	A litany of geopolitical events that were expected to impair the value of financial assets, but rarely did

Notably, what we did not experience was a recession — it is the first decade in U.S. history this has ever happened.

Fenimore experienced much change during the 2010s as well. We began the decade with two mutual funds and $742 million under management in these funds. We ended the decade with three funds and $2.1 billion under management in these funds! We have new faces gracing our hallways and opened a new Albany office. Additionally, the Value Fund celebrated its 30th Anniversary (now 33) and the newly renamed Dividend Focus Fund celebrated its 20th Anniversary (now 24). We also have three new co-managers on our funds. These are all signs of wonderful growth and progress over the past 10 years.

Steadfast

It is what has not changed at Fenimore that is most notable — our investment philosophy and our shareholder focus. In fact, that has not changed in the 4.5 decades since our founding.

To us, buying stock in quality companies with strong financials run by superb management teams at prices below what we estimate the businesses are worth, is a proven, effective, and time-tested approach to protecting and growing wealth over the long term. We will always distinguish between the value of a business and the stock price while continuing to view price volatility as an opportunity rather than a threat. For example, your Investment Research Team took advantage of the downturn at the end of 2018 and beginning of 2019 and purchased shares in what we believe are quality firms.

And we have, and always will, put the best interests of our investors before ALL else!

Closing Thoughts

There is never a shortage of geopolitical and macroeconomic topics to engross the financial markets. In the 2009 Chairman’s letter we wrote, “The topics constantly at the forefront include excessive government debt, future tax increases, ‘Obamacare,’ the jobless recovery, and the ticking time bombs of potential budget disasters in many states including our domicile, New York.” What followed was a decade in which the S&P 500 returned 13.56% annualized — the fifth best decade of the last 140 years.

Chairman’s Commentary

As we enter this next decade, tensions between America and Iran are mounting, we are in our third year of a trade dispute with China, the fate of what’s left of Obamacare is still unknown, and our upcoming presidential election is shaping up to be extremely divisive. As we did in 2009, we pay attention to these matters — assessing them for their potential long-term impacts — but they do not drive our investment decisions. Also, similar to 2009, we continue to be optimistic about both the short- and long-term outlooks.

In the short term, despite being in the longest economic recovery on record, we do not think a recession is imminent. Unemployment is at record lows, consumer and business confidence are high, wages are rising, many companies are expanding, interest rates are low, consumer and corporate debt servicing costs are low, and inflation is tame. We expect corporate earnings to grow this year, albeit at a more moderate pace compared to the last part of the decade we just exited.

In the long term, we believe the creative spirits and industriousness unleashed by our capitalistic economy, and bolstered by a protective but facilitating legal and regulatory system, should continue to provide us the opportunity to put capital to work productively on your behalf. Your research team believes there are few better places to make long-term investments than in American businesses. It was true last decade and it should be true for decades to come.

Thank you for the trust you have placed in us. If you have any questions or comments, please call us at 800-932-3271 or visit us in Albany or Cobleskill. Our associates look forward to the opportunity to WOW you!

Thomas O. Putnam, Executive Chairman

Research Team

Andrew F. Boord
John D. Fox, CFA
Kevin D. Gioia,CFA
Antonio Hebert
Paul C. Hogan, CFA
William W. Preston, CFA
Drew P. Wilson, CFA

The opinions expressed herein are those of the portfolio managers as of the date of the report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

FAM Value Fund

December 31, 2019

Dear Fellow Value Fund Shareholder,

2019 was a great year for investors with price appreciation in bonds, stocks, and real estate. The total return for the S&P 500 stock index was more than 30%. While this is an impressive number, it’s a little bit of an “optical illusion.” When calculating investment returns, the starting and ending dates can have a significant impact on the result. Recall that in the fourth quarter of 2018 the stock market declined about 20% from its high. The market hit its 2018 low on Christmas Eve and then began a strong recovery. Some of this year’s strong return was catching up from the fourth quarter decline. As an example, from the 2018 high on September 20, 2018, the S&P 500 is up 10%. The Russell 2000 Index of small companies is actually down 1% from the 2018 high.

Investors entered 2019 facing two significant economic questions. The first was, “What will happen to interest rates?” The second question was, “How will the trade dispute between China and the United States be resolved?” As we wrote in our June 2019 Semi-Annual Letter, a combination of high tariffs and high interest rates would hurt corporate earnings and probably stock prices. The opposite situation, the removal of tariffs combined with low interest rates, would be good for earnings and stock prices. Both of these questions were answered in the positive.

The Federal Reserve lowered its key interest rate three times during 2019. This helped move longer-term interest rates down as the 10-year U.S. Treasury bond yield declined from nearly 3% to its current level of 1.9%. The most powerful force on valuing financial assets (bonds, real estate, and stocks) is the level of interest rates. This reduction in rates certainly contributed to higher stock prices in 2019.

On the trade side, we appear to be moving toward a resolution between China and the United States. As we write this letter, the President has confirmed that the United States will sign a “Phase 1” agreement with China and immediately begin negotiations on “Phase 2.” The reduction of the trade war is a positive for corporate earnings and removes a major uncertainty for corporate management teams. It also removes an uncertainty from the overall economy. With low interest rates and a seeming resolution to the trade war, we see more of the same for the economy – modest GDP growth, job creation, and higher corporate profits.

Portfolio Activity

Sales

During a year of rising prices, we sold more stocks than we purchased. Below, we discuss decisions where we sold our entire position and one significant partial sale.

FAM Value Fund

During the year, we sold our entire positions in Franklin Resources (BEN), Henry Schein (HSIC)/Covetrus (CVET), Interpublic Group of Companies (IPG), MEDNAX (MD), and Forward Air Corp. (FWRD). In the case of Franklin, IPG, and MEDNAX, we sold because we believe the intrinsic value of each business is not growing and, in fact, may be declining. While each of these three stocks trade at low price-earnings multiples and may be considered “cheap” by some investors, we think each company faces challenges. Additionally, we were not comfortable with the debt level of two of these operations. We sold our shares in Forward Air and Henry Schein as we believe we can find higher quality businesses.

We sold longtime holding Franklin Resources as results continued to disappoint. Franklin is a global asset manager with approximately $700 billion in assets under management. The firm owns a number of investment management brands including Franklin Funds, Mutual Shares, and Templeton. Franklin has been challenged by new competitors and poor performance in some of its large mutual funds. The firm continues to report declines in assets under management, sales, and operating income. While the stock has a low price-earnings multiple and could jump on a turnaround in results, we believe the long-term trends for the business are negative and it may be difficult for Franklin to increase its value per share.

We sold the last of our shares in the advertising agency Interpublic Group of Companies. We originally purchased the stock in April of 2012 when IPG was the operating laggard among the four global advertising holding companies. These enterprises are in the flow of advertising dollars spent around the world helping organizations with creative ideas, purchasing advertising time, and developing advertising campaigns. Historically, ad agencies were great businesses as they earned a commission on every dollar spent by advertisers to promote their products. IPG was the laggard of the big four, but we thought the problems were solvable by a new management team. We were right. The new team fixed the balance sheet and increased profit margins over the last seven years. Due to the good operating performance, the stock price doubled. In the last few years, we have been questioning the ad agency business model given the amount of new competition and industry disruption. The emergence of new competitors, such as Google and Facebook, may have changed the game for the traditional advertising model. In addition to our concerns about competition, IPG made a large acquisition funded in part by increased debt. The higher debt added to our concern and we sold all of our shares.

MEDNAX was a long-term holding with our first purchase in October of 2004 at around $13 a share. We sold the last of our shares at $35 earlier this year. While that might appear to be a victory, it was not. Our average sales price before 2019 was $73 with some of our sales as high as $85.

MEDNAX is a great case study in the importance of management’s skill in capital allocation. During our first decade of ownership, the CEO ably managed the operation producing growth in sales and earnings per share during 9 of 10 years. However, a few years ago,

FAM Value Fund

things began to change as MEDNAX acquired new firms that they believed were adjacent to their core business, but in fact were quite different. In addition, one of the acquisitions increased MEDNAX’s exposure to Medicare reimbursement which generates much lower revenue per procedure. As a result, their profit margins declined. To make matters worse, management incurred some debt to make these acquisitions. The combination of declining profits and a high debt level made it very difficult to assess the value of the business, so we sold all of our shares.

After a reasonably successful holding period, we sold all of our shares in Forward Air. Forward Air is a trucking and transportation firm with a few interesting businesses, but it has a checkered past of making acquisitions in our opinion. They named a new CEO last fall and we studied his actions before making any changes in our position. After a few quarters of observation, we believe we can redeploy the money invested in Forward Air into better opportunities. One potential is our current transportation holding, Landstar System (LSTR), which is a trucking operation that does not own any trucks. This structure gives Landstar System very high returns on capital and significant cash profits, which we prefer to Forward Air’s more capital-intensive business.

We sold all of our shares in Henry Schein after a relatively brief 20-month holding period. We purchased our position in Henry Schein in February 2018 and wrote the following in that year’s Semi-Annual Letter:

“Schein is a distributor of dental, medical, and veterinary products to office-based practices. The main product categories are consumables, equipment, and software. It is a global company with one-third of its sales outside of the United States. We have long admired the company and its management. The business has a long track record of success with a 10-year sales growth rate of almost 8% per year and 8 consecutive years of earnings per share growth. This strong performance has been reflected in the valuation of Schein’s stock. Over the last 10 years, the stock has had an average price-earnings ratio of nearly 19 times earnings and has regularly traded above 20 times earnings. Given the uncertainty in the industry, we were able to purchase the stock in the first quarter at less than 17 times earnings.

“Since our purchase, Schein reported solid first quarter earnings with positive organic sales growth in all 6 segments. In addition, management is taking steps to unlock shareholder value through the creation of a software joint venture and the spin out of their veterinary business into a separate enterprise. While there are questions about the role of distributors in the dental business going forward, we believe Schein’s lead over the other players and the proactive moves by management will result in a higher stock price.”

Looking back, we were right on the underlying business that has grown earnings at a reasonable rate and we indeed received shares in the spin out of the veterinary business. However, we were wrong on the quality of that operation. As background, it’s well known that people love their pets and investing in pet-related businesses can be a successful

FAM Value Fund

approach. However, there are very few publicly-traded companies to choose from to invest in this trend. As a result, there is a scarcity “premium” in the valuation of veterinary stocks – meaning they usually look expensive!

The idea with the spin out was that the veterinary business, called Covetrus, would trade at a much higher multiple than the old Henry Schein dental business and the sum of both stock prices would be greater than Schein by itself. This is a standard technique often used with great success in the stock market. We believed it would work here. However, as we learned more, including a visit to the Covetrus headquarters in Portland, ME, we discovered the veterinary business was not what it appeared. Given the large discrepancy between how the spin was portrayed to investors and the reality, we lost some faith in management and decided to sell both Covetrus and Henry Schein.

We had one significant partial sale as we sold some of our shares in CDW Corp. This is the second time we have owned CDW. We owned the stock in the mid-2000s and were forced to sell the stock, reluctantly, when it was acquired by a private equity firm for cash. In 2013, CDW went public again and we purchased our first shares in January 2014 at a stock price in the mid-20s. We have never sold a share until this year. The stock has done so well it became the Value Fund’s largest position nearing 8% of the assets. We sold some shares at what we thought was a fair price to bring the weighting to a still significant 5%.

Purchases

We had four significant purchases of new securities during the year: Genpact (G), Fastenal Company (FAST), Vulcan Materials (VMC), and Zebra Technologies (ZBRA). We also had a handful of additions to existing holdings when they declined in price for various reasons.

Before we discuss the individual stocks, we want to comment on finding new investments in a stock market making record highs. It reminds us of 2013 when the market was up more than 30% and we found three new investments. This “class of 2013” returned 10% a year over the ensuing five years, earning a good return. So, in any market you can find a few gems!

The Value Fund’s largest purchase was Genpact which engages in business process management, shared services, and information outsourcing. Genpact began its life in 1997 as a business segment within General Electric. In 2005, they became an independent company using their expertise in business process and LEAN management skills to help other operations become more efficient. Today, Genpact uses many tools of the digital economy including artificial intelligence and machine learning to help their customers achieve their cost saving and productivity goals. They have an excellent financial profile in our view with reasonable debt levels, 20% return on equity, strong cash flow, and a consistent reduction in shares outstanding.1 If current fiscal year earnings per share come in as expected, Genpact will have doubled its EPS from five years ago.

[1]	Genpact Company Materials

FAM Value Fund

The next three ideas have a common thread – they are companies we have followed, and sometimes owned, over the last two decades. We know these businesses well and had opportunities to purchase their stocks at prices 10% to 18% below their 52-week highs. We don’t believe we received great “bargain” prices, but we did invest in market-leading businesses with competitive advantages at reasonable prices in our opinion. In alphabetical order, we purchased stock in Fastnel Company, Vulcan Materials, and Zebra Technologies.

Fastenal is a distributor of industrial and construction products. The name Fastenal comes from one of their key products – fasteners – which are used in hundreds of industrial products. We have long admired Fastenal’s decentralized, customer-first culture. When the second quarter earnings report was below expectations and the stock sold down to 18% below its recent high, we purchased shares. The financial profile is excellent in our view with 30% return on equity, significant cash profits, and a steady growth profile. In October, one of our analysts made the trip to Fastenal headquarters in Winona, MN, about two hours from Minneapolis. This meeting confirmed the culture is well intact and we believe Fastenal has a number of avenues for growth.

Vulcan Materials is the largest aggregates producer in the country. Aggregates are crushed stone used to make asphalt and concrete. These materials are used in virtually every construction project including new homes, roads, office buildings, and transportation infrastructure. We have known Vulcan Materials for 20 years purchasing our first shares in the summer of 2001 during the 2000 to 2002 recession. We sold our original shares during 2007 and 2008 after the announcement that Vulcan Materials was going to acquire a competitor, Florida Rock. We felt the transaction was ill-timed with a looming slowdown in housing and a considerable amount of new debt. Some of our sales in the months after the announcement were near $120 a share. Of interest, the stock was $120 in April of this year – 12 years after our sales!

After watching the industry for many years, we purchased the stock this fall after a slightly “disappointing” third quarter earnings report. We believe the disappointing news in the earnings report is short-term in nature and that 2020 should be a good year for Vulcan Materials. They are the largest supplier of construction aggregates in California, Florida, and Georgia. An important point about aggregates is that the product sells for a relatively low price, but it is very expensive to ship because rock is heavy! Therefore, the aggregates supplier closest to the construction site has a cost advantage against their competition. This industry structure has allowed the aggregate producers to increase pricing for their products over many years. In fact, due to this geographic structure, we believe that aggregate companies have one of the strongest competitive advantages in American business.

Our recent meeting with Vulcan Materials at their facility in Tampa, FL, leads us to believe that they should continue to create shareholder value for many years. However, we recognize the stock will fluctuate with economic cycles.

FAM Value Fund

Zebra Technologies (“Zebra”) started as the leader in barcode printers (think about the small printer used to print your receipt when you return a rental car) and now is the market leader in barcode printers, mobile computing, and data capture for organizations. We previously owned the stock from 2006 to 2014. It was a successful investment for the Value Fund, but we became concerned in 2014 after Zebra incurred $3.2 billion in debt to buy Motorola Solutions. Our experience has been that when a firm makes a large acquisition funded with debt, the risk increases significantly. Due to this fact, we sold our stock. After we sold, the stock price continued to go up for a while, but then fell 50% from the high to a price below where we sold in 2014.

We continued to study Zebra over the years. Earlier this year, we spoke to a customer in the barcode and mobile computing industry. This conversation increased our confidence in Zebra’s competitive strength, so we decided to purchase the stock for a second time.

Closing Thoughts

In closing, we would like to reiterate our investment philosophy and process as we did in this past summer’s Semi-Annual Letter.

Our philosophy can be summed up in the idea of intrinsic value. We believe that every asset – be it a bond, piece of real estate, or company – has a value that is “intrinsic” to that asset. The value of an asset comes from the amount of cash it produces and the rate of growth of that cash flow into the future. If you know the future outcomes of these two variables, it is fairly easy to figure out what an asset is worth. This is how we think about valuing companies and therefore the value of their stock. A share of stock represents a fractional ownership in that business; therefore, the price of the stock should track the value of that business over time. Of course, making accurate projections about the future is difficult. So, we build guardrails into our investment process to protect us if our forecasts are wrong.

Our process focuses on four criteria:

1.	A good business that is growing and protected by some competitive advantage.
2.	A strong financial position with low debt, high profit margins, cash profits, and high returns on capital.
3.	An excellent management team that exhibits both honesty and the ability to allocate capital for the benefit of the shareholders.
4.	A purchase price that is below what we think the stock is worth.

Once we purchase a stock, we follow it closely and try to meet with management face-to-face at least once a year. We also monitor the price-to-value relationship over time. As long as the stock does not become significantly overvalued, we tend to hold onto our stocks for many years. This long-term view is reflected in the Value Fund’s low turnover ratio which is significantly lower than the mutual fund industry average. One benefit of a long holding period is that when we do sell a stock and realize a capital gain, it is usually a long-term gain which is taxed at a lower rate than a short-term gain.

FAM Value Fund

Your Investment Research Team will continue to follow our business-first approach as we conduct in-depth, firsthand research at the company level. Our steadfast focus is to invest in a collection of high-quality businesses that we think are getting more valuable over time – regardless of the short-term political or economic environment.

Thank you for investing with us in the FAM Value Fund.

Best & Worst Performers for 12/31/18 to 12/31/19*

Top 5 Contributors	Average Weight (%)	Contribution (%)	Top 5 Detractors	Average Weight (%)	Detraction (%)
CDW Corp.	5.65%	3.28%	Henry Schein	SOLD	0.05%
Ross Stores	6.69%	1.97%	Franklin Resources	SOLD	0.04%
Brown & Brown	5.37%	1.67%	EOG Resources	2.81%	0.01%
IDEX Corp.	5.81%	1.61%	Monro	0.10%	0.01%
Brookfield Asset Management	4.52%	1.57%	Covetrus	SOLD	-0.32%

This reflects the FAM Value Fund’s best and worst performers, in descending order, based on individual stock performance and portfolio weighting. Past performance does not indicate future results.

Performance (as of 12/31/19)

	YTD	1-Year	3-Year	5-Year	10-Year	Since Inception 1/2/1987
FAM Value Fund Investor Shares	30.32%	30.32%	12.68%	10.20%	12.27%	10.65%
Russell Midcap Index	30.54%	30.54%	12.06%	9.33%	13.19%	11.59%
S&P 500 Index	31.49%	31.49%	15.27%	11.70%	13.56%	10.62%

Past performance does not indicate future results.

John D. Fox, CFA Co-Manager	Thomas O. Putnam Co-Manager	Drew P. Wilson, CFA Co-Manager

FAM Value Fund

The opinions expressed herein are those of the portfolio managers as of the date of the report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

*

Reflects top contributors and top detractors to the fund’s performance based on each holding’s contribution to the overall fund’s return for the period shown. The information provided does not reflect all positions purchased, sold or recommended for advisory clients during the period shown. It should not be assumed that future investments will be profitable or will equal the performance of the security examples discussed. Past performance is no guarantee, nor is it indicative, of future results. For more detailed information on the calculation and methodology as well as a complete list of every holding’s contribution to the overall fund’s performance during the time period shown, please call (800) 932-3271 or visit the fund’s website at famfunds.com. Portfolio composition will change due to ongoing management of the fund. References to individual securities are for informational purposes only and should not be construed as an offer or a recommendation, by the fund, the portfolio managers, or the fund’s distributor, to purchase or sell any security or other financial instrument. The summary is not advice, a recommendation or an offer to enter into any transaction with Fenimore or any of its affiliated funds. The portfolio holdings are as of the most recent quarter.

FAM Value Fund — Performance Summary (Unaudited)

Annual Total Investment Returns:

January 2, 1987 to December 31, 2019
	FAM VALUE FUND	RUSSELL MIDCAP INDEX	S&P 500 INDEX
FISCAL YEAR	TOTAL RETURN*	TOTAL RETURN	TOTAL RETURN
1987	-17.40%	0.23%	5.25%
1988	35.50%	19.80%	16.61%
1989	20.32%	26.27%	31.69%
1990	-5.36%	-11.50%	-3.11%
1991	47.63%	41.51%	30.47%
1992	25.08%	16.34%	7.60%
1993	0.21%	14.30%	10.06%
1994	6.82%	-2.09%	1.31%
1995	19.71%	34.45%	37.53%
1996	11.23%	19.00%	22.95%
1997	39.06%	29.01%	33.35%
1998	6.19%	10.09%	28.58%
1999	-4.84%	18.23%	21.04%
2000	19.21%	8.25%	-9.10%
2001	15.07%	-5.62%	-11.88%
2002	-5.33%	-16.19%	-22.09%
2003	24.98%	40.06%	28.67%
2004	16.86%	20.22%	10.88%
2005	5.56%	12.65%	4.91%
2006	8.73%	15.26%	15.79%
2007	-0.79%	5.60%	5.49%
2008	-28.68%	-41.46%	-37.00%
2009	22.18%	40.48%	26.46%
2010	17.02%	25.48%	14.76%
2011	-0.41%	-1.55%	2.11%
2012	11.39%	17.28%	16.00%
2013	32.96%	34.76%	32.44%
2014	13.41%	13.22%	13.69%
2015	-1.74%	-2.44%	1.38%
2016	15.60%	13.80%	11.96%
2017	17.00%	18.52%	21.83%
2018	-6.18%	-9.06%	-4.38%
2019	30.32%	30.54%	31.49%

*

The performance results shown are for the Investor Shares of the Fund. The Fund also offers Institutional Shares, which commenced operations on January 3, 2017, and therefore have a limited performance history. Because of differences in the level of fees paid by the Investor Shares and the Institutional Shares, performance results for each share class will differ.

FAM Value Fund — Performance Summary (Unaudited)

The chart below depicts the change in value of a $10,000 investment in the Investor Shares of the FAM Value Fund since inception on January 2, 1987, as compared with the growth of the Russell Midcap Index, the Fund’s primary benchmark index, and the Standard & Poor’s 500 Index, an additional comparative index, during the same period. The information assumes reinvestment of dividends and capital gain distributions. The Russell Midcap Index is an unmanaged index generally representative of the market for the stocks of mid-size U.S. companies. The Standard & Poor’s 500 Index is an unmanaged index generally representative of the market for the stocks of large size U.S. companies. Investors cannot invest directly in an index.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN FAM VALUE FUND,
THE RUSSELL MIDCAP INDEX AND THE S&P 500 INDEX

This information represents past performance of the FAM Value Fund and is not indicative of future results. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

FAM Value Fund — Performance Summary (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2019
The performance data quoted represents past performance.

	1 Year	3 Year	5 Year	10 Year	Since Inception
FAM Value Fund*	30.32%	12.68%	10.20%	12.27%	10.65%
Russell Midcap Index	30.54%	12.06%	9.33%	13.19%	11.59%
S&P 500 Index	31.49%	15.27%	11.70%	13.56%	10.62%

*

Disclosure: The total annual operating expense ratio as stated in the fee table of the Fund’s most recent prospectus is 1.19% after fee waivers of (0.01)% for the Investor Class. The Fund’s total annual operating expense ratio as stated in the fee table of the Fund’s most recent prospectus is 1.00% after fee waivers of (0.11)% for the Institutional Class. The total annual operating expense as reported in the Fund’s audited financial statements is 1.18% as of 12/31/2019 after a fee waiver of (0.01)% for the Investor Class. The total annual operating expenses as reported in the Fund’s audited financial statements is 0.99% as of 12/31/2019 after a fee waiver of (0.12)% for the Institutional Class. The Advisor has contractually agreed, until May 1, 2021, to waive fees and/or reimburse the Fund certain expenses (excluding interest, taxes, brokerage costs, Acquired Fund Fees and Expenses, dividend expense and extraordinary expenses) to the extent necessary to maintain Net Fund Operating Expenses for Investor Shares at 1.18% and Institutional Shares at 0.99%.

Past performance is not indicative of future results, current performance may be lower or higher than the performance date quoted. Investment returns may fluctuate; the value of your investment upon redemption may be more or less than the initial amount invested.

Please consider a fund’s investment objectives, risks, charges and expenses carefully before investing. The FAM Funds prospectus or summary prospectus contains this and other important information about the FAM Value Fund and should be read carefully before you invest or send money. The principal risks of investing in the Funds are: stock market risk (stocks fluctuate in response to the activities of individual companies and to general stock market and economic conditions), stock selection risk (Fenimore utilizes a value approach to stock selection and there is risk that the stocks selected may not realize their intrinsic value, or their price may go down over time), and small-cap risk (prices of small-cap companies can fluctuate more than the stocks of larger companies and may not correspond to changes in the stock market in general).

To obtain a prospectus or summary prospectus and performance data that is current to the most recent month-end for each fund as well as other information on the FAM Value Fund, please go to famfunds.com or call (800) 932-3271.

This presentation was prepared by Fenimore Asset Management, Inc. (“Fenimore”). Neither this presentation nor any of its contents may be distributed or used for any other purpose without the prior written consent of Fenimore.

In part, the purpose of this presentation is to provide investors with an update on financial market conditions. The description of certain aspects of the market herein is a condensed summary only. This summary does not purport to be complete and no obligation to update or otherwise revise such information is being assumed. These materials are provided for informational purposes only and are not otherwise intended as an offer to sell, or the solicitation of an offer to purchase, any security or other financial instrument. This summary is not advice, a recommendation or an offer to enter into any transaction with Fenimore or any of their affiliated funds

This presentation may contain statements based on the current beliefs and expectations of Fenimore’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements.

Any references herein to any of Fenimore’s past or present investments, portfolio characteristics, or performance, have been provided for illustrative purposes only. It should not be assumed that these investments were or will be profitable or that any future investments will be profitable or will equal the performance of these investments. There can be no guarantee that the investment objectives of Fenimore will be achieved. Any investment entails a risk of loss. Unless otherwise noted, information included herein is presented as of the date indicated on the cover page and may change at any time without notice.

FAM Value Fund — Portfolio Data (Unaudited)

December 31, 2019

TOP TEN EQUITY HOLDINGS
(% of Net Assets)
Ross Stores, Inc.	6.7%
IDEX Corporation	5.8%
CDW Corporation	5.7%
Brown & Brown, Inc.	5.4%
Markel Corporation	4.9%
Brookfield Asset Management, Inc. - Class A	4.5%
Berkshire Hathaway, Inc. - Class A	3.9%
CarMax, Inc.	3.8%
Illinois Tool Works, Inc.	3.7%
FLIR Systems, Inc.	2.9%
TOTAL NET ASSETS	$ 1,410,394,704

COMPOSITION OF NET ASSETS
Machinery	15.7%
Specialty Retail	12.9%
Insurance	11.4%
Electronic Equipment, Instruments & Components	9.7%
Capital Markets	6.6%
Money Market Funds	6.5%
Banks	4.5%
IT Services	3.9%
Diversified Financial Services	3.9%
Chemicals	2.9%
Health Care Equipment & Supplies	2.8%
Oil, Gas & Consumable Fuels	2.8%
Household Durables	2.3%
Hotels, Restaurants & Leisure	2.2%
Life Sciences Tools & Services	1.9%
Trading Companies & Distributors	1.8%
Containers & Packaging	1.7%
Road & Rail	1.7%
Multi-Line Retail	1.6%
Semiconductors & Semiconductor Equipment	1.5%
Construction Materials	1.1%
Building Products	0.7%
Other	(0.1)%

Statement Regarding Availability of Quarterly Portfolio Schedule. Please note that (i) the Fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (the “Commission”) as of the end of the first and third quarters of each fiscal year on Form N-PORT; (ii) the complete listing is available on the Commission’s website at www.sec.gov; and (iii) the Fund makes the information on Form N-PORT available to shareholders, upon request, by calling FAM Funds at 1-800-932-3271.

FAM Value Fund — Schedule of Investments

December 31, 2019

	Shares	Value
COMMON STOCKS — 93.6%
Banks — 4.5%
M&T Bank Corporation	179,000	$30,385,250
South State Corporation	388,110	33,668,543
		64,053,793
Building Products — 0.7%
Fortune Brands Home & Security, Inc.	147,000	9,604,980
Capital Markets — 6.6%
Brookfield Asset Management, Inc. - Class A	1,102,500	63,724,500
T. Rowe Price Group, Inc.	239,500	29,180,680
		92,905,180
Chemicals — 2.9%
Air Products & Chemicals, Inc.	175,500	41,240,745
Construction Materials — 1.1%
Vulcan Materials Company	102,000	14,686,980
Containers & Packaging — 1.7%
Avery Dennison Corporation	187,000	24,463,340
Diversified Financial Services — 3.9%
Berkshire Hathaway, Inc. - Class A (a)	163	55,353,170
Electronic Equipment, Instruments & Components — 9.7%
CDW Corporation	558,200	79,733,288
FLIR Systems, Inc.	794,728	41,381,487
Zebra Technologies Corporation - Class A (a)	60,000	15,326,400
		136,441,175
Health Care Equipment & Supplies — 2.8%
Stryker Corporation	191,000	40,098,540

See Notes to Financial Statements

FAM Value Fund — Schedule of Investments (continued)

December 31, 2019

	Shares	Value
COMMON STOCKS — 93.6% (continued)
Hotels, Restaurants & Leisure — 2.2%
Marriott International, Inc. - Class A	113,800	$17,232,734
Yum! Brands, Inc.	132,600	13,356,798
		30,589,532
Household Durables — 2.3%
Mohawk Industries, Inc. (a)	241,100	32,881,218
Insurance — 11.4%
Brown & Brown, Inc.	1,919,392	75,777,596
Markel Corporation (a)	60,850	69,561,894
White Mountains Insurance Group Ltd.	13,233	14,761,544
		160,101,034
IT Services — 3.9%
Black Knight, Inc. (a)	469,711	30,286,965
Genpact Ltd.	600,000	25,302,000
		55,588,965
Life Sciences Tools & Services — 1.9%
Waters Corporation (a)	113,702	26,566,473
Machinery — 15.7%
Donaldson Company, Inc.	505,400	29,121,148
Graco, Inc.	716,650	37,265,800
IDEX Corporation	476,750	82,001,000
Illinois Tool Works, Inc.	289,950	52,083,719
Snap-on, Inc.	127,000	21,513,800
		221,985,467
Multi-Line Retail — 1.6%
Dollar General Corporation	146,300	22,819,874

See Notes to Financial Statements

FAM Value Fund — Schedule of Investments (continued)

December 31, 2019

	Shares	Value
COMMON STOCKS — 93.6% (continued)
Oil, Gas & Consumable Fuels — 2.8%
EOG Resources, Inc.	473,000	$39,618,480
Road & Rail — 1.7%
Landstar System, Inc.	204,221	23,254,645
Semiconductors & Semiconductor Equipment — 1.5%
Microchip Technology, Inc.	203,000	21,258,160
Specialty Retail — 12.9%
AutoZone, Inc. (a)	26,700	31,807,977
CarMax, Inc. (a)	615,000	53,917,050
Monro, Inc.	17,911	1,400,640
Ross Stores, Inc.	810,688	94,380,297
		181,505,964
Trading Companies & Distributors — 1.8%
Fastenal Company	670,000	24,756,500

Total Common Stocks (Cost $458,181,727)		$1,319,774,215
MONEY MARKET FUNDS — 6.5%
Invesco Short-Term Investments Trust - Treasury Portfolio - Institutional Class, 1.49% (b) (Cost $91,288,229)	91,288,229	$91,288,229

Total Investments at Value — 100.1% (Cost $549,469,956)		$1,411,062,444

Liabilities in Excess of Other Assets — (0.01)% (c)		(667,740)

Net Assets — 100.0%		$1,410,394,704

(a)	Non-income producing security.
(b)	The rate shown is the 7-day effective yield as of December 31, 2019.

See Notes to Financial Statements

FAM Dividend Focus Fund

December 31, 2019

Dear Fellow Dividend Focus Fund Shareholder,

●	The Dividend Focus Fund returned 32.56% for the year – the highest annual return ever during its 23-year history!
●	During the year, we changed the fund’s name from the FAM Equity-Income Fund to FAM Dividend Focus Fund.
●	31 out of 32 of the holdings in the FAM Dividend Focus Fund raised their dividends in the last 12 months.[1]
●	The median 5-year compound dividend growth rate for individual companies in the portfolio is 12.7% (as of 12/31/19).[2]

The new FAM Dividend Focus Fund name better reflects the fund’s steadfast focus since its 1996 launch. The Dividend Focus Fund invests primarily in dividend-paying, mid-cap companies that have a history of consistently growing their dividend over time.

Why dividends?

●	Dividends can provide stability during turbulent markets and be meaningful to your overall investment returns.
●	Businesses that pay dividends are typically healthy and generate more cash than they need for operations.
●	A growing dividend starts with a growing company and can indicate the likelihood for future success.

We favor investing in businesses that are growing their dividends quickly because it usually means the underlying operation is expanding and generating more cash than needed to reinvest back into the operation. These growing dividends contribute to the investment’s total return.

The Dividend Focus Fund continues to post excellent performance numbers both on an absolute and relative (versus its benchmark) basis. It rose 32.56% for the year as of December 31, 2019. On a relative basis, the Dividend Focus Fund bested its benchmark, the Russell Midcap Index, by a solid margin year-to-date as well as over 1, 3, 5, and 10 years. The Dividend Focus Fund has also beaten the S&P 500 Index over the same time periods, but lagged fractionally in the 10-year period.

Performance for the year was driven by three factors. Firstly, the market snapped back strongly after declining toward the end of 2018 and investor pessimism quickly turned to optimism. Secondly, our holdings in the Information Technology and Industrials areas

[1]	FactSet as of 12/31/19
[2]	FactSet as of 12/31/19

FAM Dividend Focus Fund

performed exceptionally well. Both of the areas are heavily weighted in the portfolio and these holdings have appreciated over time while continuing to grow revenue, earnings, and cash flow. Lastly, there was a bidding war between two firms for one of the holdings in the portfolio that drove the price up significantly.

Over longer periods, performance has come from selecting the right businesses, letting the compounders compound, and weeding out weaker holdings from the portfolio quickly. By not doing these things, it can be a detriment. For example, had we trimmed some of the larger positions in 2018, the Dividend Focus Fund return in 2019 would have been lower. Additionally, if we had held onto the underperforming companies that we sold the previous year, performance would have been lower. The Dividend Focus Fund also benefited from a number of other holdings being acquired at considerable premiums.

Portfolio Activity

The Dividend Focus Fund invested in 7 new names and added to 18 existing positions. Most of the new names we have known for years, if not decades. The sales were largely to upgrade the portfolio, reduce risk due to high valuation, or lock in a gain due to a merger agreement.

Purchases

Here are the new holdings:

●

Entegris (ENTG) is a semiconductor materials business providing micro contamination filtration, specialty chemicals, and material handling products. Entegris’ products enable semiconductor firms to advance to the next smallest node as well as improve production yields. We like this industry because the majority of their revenue is driven by growth in wafer starts rather than semiconductor prices. Entegris could likely make future acquisitions as well as grow their dividend.

●

Genpact (G) provides business process outsourcing (BPO) where they take over a customer’s business operation (e.g., finance and accounting, customer service, and IT) and run it for the customer at a lower cost without comprising quality. We like Genpact because of their potential long runway for growth in extremely underpenetrated markets, deep customer relationships that provide long-term revenue streams, and high returns. These features support robust cash flow generation and shareholder-friendly capital allocation including more than $1.2 billion in stock buybacks over the last five years – plus a recently initiated dividend.

●

Fastenal Company (FAST) is a distributor of industrial products and fasteners. We followed Fastenal for years, but the stock was always too expensive for our taste. This year, despite Fastenal continuing to grow nicely in our opinion, the valuation multiple contracted. We took advantage of the lower valuation to purchase a position in what we believe is a quality industrial distributor.

FAM Dividend Focus Fund

●

The Hanover Insurance Group (THG) is a property and casualty insurer which distributes through smaller independent agencies that value high service. The Hanover offers specialized insurance protection for small and mid-sized businesses, as well as homes and automobiles. We like this holding because they have a strong partnership with select agencies and are able to help them grow. This, in turn, helps drive the firm’s growth.

●

First Hawaiian (FHB) is Hawaii’s oldest and largest bank, though the stock has only been publicly-traded since 2016 after it was spun out of BNP Paribas. First Hawaiian has more than $20 billion in assets and 60 branches, primarily in the state of Hawaii, along with the largest deposit share in the state at 36%. The bank is efficiently run in our view and has a conservative credit culture and low-cost deposit franchise. This is supported by a geographic location that helps insulate First Hawaiian from mainland competition

●

Roper Technologies (ROP) is a collection of disparate niche companies. This holding has consistently grown faster than its industrial peers. We chalk this up to exceptional management that has positioned Roper in sustainable high-growth markets. Management is looking to deploy $7 billion of capital over the next few years through acquisitions. Their primary criterion for acquisitions is earning a sustainable high return on capital. Most of their recent acquisitions have been niche software companies that are indispensable to their clients. These software businesses generate a high degree of recurring revenue.

●

Vulcan Materials (VMC) is the largest supplier of aggregates in the country with a strong competitive position in CA, FL, GA, and TX. Given the difficulty in obtaining permits for new quarries, existing reserves tend to get more valuable over time. The aggregates industry has one of the highest barriers to entry in American business from our viewpoint. Crushed stone is used in a variety of construction projects from single family homes and office buildings to airports and highway construction/paving. There is no substitute product and the high weight-to-value ratio of the product means the location of the reserves is the critical variable in quoting a job. Therefore, the company closest to the job wins the bid.

Sales

●

Versum Materials (VSM) was sold after the stock appreciated significantly due to a bidding war to acquire it. Versum Materials initially inked an agreement to merge with Entegris. Shortly after the merger was announced, German company Merck KGaA submitted a substantially higher bid for Versum Materials. The stock moved up near this higher bid; however, VSM’s management maintained that the Entegris merger was in the best long-term interests of shareholders. We decided to sell our

FAM Dividend Focus Fund

shares and lock in our 75% year-to-date gain. Ultimately, the Versum Materials board accepted an even higher offer from Merck. Once the dust settled, we bought shares in Entegris (mentioned above) as a replacement for VSM.

●

Donaldson Corp. (DCI) was a longtime holding; however, the corporation had not met our return expectations for a number of years. We decided to exit the holding after attending Donaldson’s business update meeting where management provided a longer-term outlook that was again below our expectations.

●

International Flavors & Fragrances (IFF) was also eliminated from the portfolio. IFF made a large acquisition of Frutarom which has underperformed our expectations. The company funded the acquisition with debt which made us uncomfortable with their risk profile.

●

Penske Automotive Group (PAG) was also removed from the portfolio. While this is a well-managed operation, we believe the growth rate from here could be below its historical average due to the auto industry being near peak sales in our estimation.

●	Stock Yards Bancorp (SYBT) was liquidated as well. It was sold to buy the position in First Hawaiian, which we believe is a better performing bank with more attractive characteristics.

●	Franklin Resources (BEN) was sold as the firm has been a chronic underperformer. We do not see a near-term path for the company to return to its historical growth rates.

●	Xilinx (XLNX) was trimmed due to the stock appreciating too far ahead of our expectations. We estimate that the trim took some downside risk out of the portfolio, since this was a large position.

Closing Thoughts

The market has been in an upward trend for a decade and valuations are near the high end of their range. It is our belief that future returns from here will likely be lower than the past 10 years. In our opinion, it also means that we are one year closer to the next business contraction. We are aware of current headwinds facing the economy and history demonstrates that a recession could come at some point, we just do not know when. However, we believe the best way to create long-term value is to let the compounders compound. This means not artificially contorting the portfolio because of a slowing economy, threats of new tariffs, or even political outcomes. Rather, it means letting the compounders do what they do best – continue to create shareholder value.

FAM Dividend Focus Fund

We believe the Dividend Focus Fund is well-positioned to participate in future economic growth. We do our best to visit these companies each year and meet with management to understand their priorities and how they plan to grow their businesses. It is their track record of execution, and bringing new products and services to the market, that gives us confidence in the future.

We have spent a great deal of time studying the Dividend Focus Fund’s holdings and believe they have a long runway for growth. This should eventually translate into higher stock prices which means higher shareholder returns over time.

As always, we continue to work diligently on your behalf.

Best & Worst Performers for 12/31/18 to 12/31/19*

Top 5 Contributors	Average Weight (%)	Contribution (%)	Top 5 Detractors	Average Weight (%)	Detraction (%)
CDW Corp.	6.82%	3.01%	Franklin Resources	SOLD	0.01%
Air Products & Chemicals	4.99%	1.52%	EOG Resources	2.34%	-0.03%
Microchip Technology	5.21%	1.37%	National Instruments	1.14%	-0.05%
Ingersoll-Rand	4.86%	1.30%	International Flavors and Fragrances	SOLD	-0.09%
Ross Stores	4.99%	1.26%	US Ecology	2.07%	-0.13%

This reflects the FAM Dividend Focus Fund’s best and worst performers, in descending order, based on individual stock performance and portfolio weighting. Past performance does not indicate future results.

FAM Dividend Focus Fund

Performance (as of 12/31/19)

	YTD	1-Year	3-Year	5-Year	10-Year	Since Inception 4/1/1996
FAM Dividend Focus Fund	32.56%	32.56%	14.32%	12.52%	13.40%	9.50%
Russell Midcap Index	30.54%	30.54%	12.06%	9.33%	13.19%	10.44%
S&P 500 Index	31.49%	31.49%	15.27%	11.70%	13.56%	9.06%

Past performance does not indicate future results.

Paul Hogan, CFA Co-Manager	Thomas O. Putnam Co-Manager

The opinions expressed herein are those of the portfolio managers as of the date of the report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

*

Reflects top contributors and top detractors to the fund’s performance based on each holding’s contribution to the overall fund’s return for the period shown. The information provided does not reflect all positions purchased, sold or recommended for advisory clients during the period shown. It should not be assumed that future investments will be profitable or will equal the performance of the security examples discussed. Past performance is no guarantee, nor is it indicative, of future results. For more detailed information on the calculation and methodology as well as a complete list of every holding’s contribution to the overall fund’s performance during the time period shown, please call (800) 932-3271 or visit the fund’s website at famfunds.com. Portfolio composition will change due to ongoing management of the fund. References to individual securities are for informational purposes only and should not be construed as an offer or a recommendation, by the fund, the portfolio managers, or the fund’s distributor, to purchase or sell any security or other financial instrument. The summary is not advice, a recommendation or an offer to enter into any transaction with Fenimore or any of its affiliated funds. The portfolio holdings are as of the most recent quarter.

FAM Dividend Focus Fund — Performance Summary (Unaudited)

Annual Total Investment Returns:

APRIL 1, 1996 TO DECEMBER 31, 2019
	FAM DIVIDEND FOCUS FUND	RUSSELL MIDCAP INDEX	S&P 500 INDEX
FISCAL YEAR	TOTAL RETURN	TOTAL RETURN	TOTAL RETURN
4/1/96-12/31/96	11.84%	12.00%	15.20%
1997	26.90%	29.01%	33.35%
1998	4.67%	10.09%	28.58%
1999	-6.98%	18.23%	21.04%
2000	17.18%	8.25%	-9.10%
2001	20.79%	-5.62%	-11.88%
2002	-2.25%	-16.19%	-22.09%
2003	20.30%	40.06%	28.67%
2004	14.04%	20.22%	10.88%
2005	5.75%	12.65%	4.91%
2006	6.57%	15.26%	15.79%
2007	-3.64%	5.60%	5.49%
2008	-29.04%	-41.46%	-37.00%
2009	21.43%	40.48%	26.46%
2010	17.47%	25.48%	14.76%
2011	6.79%	-1.55%	2.11%
2012	11.02%	17.28%	16.00%
2013	29.79%	34.76%	32.44%
2014	7.85%	13.22%	13.69%
2015	-0.73%	-2.44%	1.38%
2016	21.59%	13.80%	11.96%
2017	12.64%	18.52%	21.83%
2018	0.06%	-9.06%	-4.38%
2019	32.56%	30.54%	31.49%

FAM Dividend Focus Fund — Performance Summary (Unaudited)

The chart below depicts the change in value of a $10,000 investment in the FAM Dividend Focus Fund since inception on April 1, 1996, as compared with the growth of the Russell Midcap Index, the Fund’s primary benchmark index, and the Standard and Poor’s 500 Index, an additional comparative index, during the same period. The information assumes reinvestment of dividends and capital gain distributions. The Russell Midcap Index is an unmanaged index generally representative of the market for the stocks of mid-size U.S. companies. The Standard and Poor’s 500 Index is an unmanaged index generally representative of the market for the stocks of large size U.S. companies. Investors cannot invest directly in an index.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN FAM DIVIDEND FOCUS FUND,
THE RUSSELL MIDCAP INDEX AND THE S&P 500 INDEX

This information represents past performance of the FAM Dividend Focus Fund and is not indicative of future results. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

FAM Dividend Focus Fund — Performance Summary (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2019
The performance data quoted represents past performance.

	1 YEAR	3 YEAR	5 YEAR	10 YEAR	SINCE INCEPTION
FAM Dividend Focus Fund	32.56%	14.32%	12.52%	13.40%	9.50%
Russell Midcap Index	30.54%	12.06%	9.33%	13.19%	10.44%
S&P 500 Index	31.49%	15.27%	11.70%	13.56%	9.06%

*

Disclosure: The Fund’s total annual operating expense ratio as stated in the fee table of the Fund’s most recent prospectus is 1.24%. The total operating expense as reported in the FAM Dividend Focus Fund’s audited financial statements as of 12/31/19 is 1.24%.

Past performance is not indicative of future results, current performance may be lower or higher than the performance date quoted. Investment returns may fluctuate; the value of your investment upon redemption may be more or less than the initial amount invested.

Please consider a fund’s investment objectives, risks, charges and expenses carefully before investing. The FAM Funds prospectus or summary prospectus contains this and other important information about the FAM Dividend Focus Fund and should be read carefully before you invest or send money. The principal risks of investing in the Funds are: stock market risk (stocks fluctuate in response to the activities of individual companies and to general stock market and economic conditions), stock selection risk (Fenimore utilizes a value approach to stock selection and there is risk that the stocks selected may not realize their intrinsic value, or their price may go down over time), and small-cap risk (prices of small-cap companies can fluctuate more than the stocks of larger companies and may not correspond to changes in the stock market in general).

To obtain a prospectus or summary prospectus and performance data that is current to the most recent month-end for each fund as well as other information on the FAM Dividend Focus Fund, please go to famfunds.com or call (800) 932-3271.

This presentation was prepared by Fenimore Asset Management, Inc. (“Fenimore”). Neither this presentation nor any of its contents may be distributed or used for any other purpose without the prior written consent of Fenimore.

In part, the purpose of this presentation is to provide investors with an update on financial market conditions. The description of certain aspects of the market herein is a condensed summary only. This summary does not purport to be complete and no obligation to update or otherwise revise such information is being assumed. These materials are provided for informational purposes only and are not otherwise intended as an offer to sell, or the solicitation of an offer to purchase, any security or other financial instrument. This summary is not advice, a recommendation or an offer to enter into any transaction with Fenimore or any of their affiliated funds.

This presentation may contain statements based on the current beliefs and expectations of Fenimore’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements.

Any references herein to any of Fenimore’s past or present investments, portfolio characteristics, or performance, have been provided for illustrative purposes only. It should not be assumed that these investments were or will be profitable or that any future investments will be profitable or will equal the performance of these investments. There can be no guarantee that the investment objectives of Fenimore will be achieved. Any investment entails a risk of loss. Unless otherwise noted, information included herein is presented as of the date indicated on the cover page and may change at any time without notice.

FAM Dividend Focus Fund — Portfolio Data (Unaudited)

December 31, 2019

TOP TEN EQUITY HOLDINGS
(% of Net Assets)
CDW Corporation	6.8%
Microchip Technology, Inc.	5.2%
Stryker Corporation	5.0%
Air Products & Chemicals, Inc.	5.0%
Ross Stores, Inc.	5.0%
Arthur J. Gallagher & Company	5.0%
Ingersoll-Rand plc	4.9%
Genpact Ltd.	4.4%
Broadridge Financial Solutions, Inc.	4.3%
Avery Dennison Corporation	3.7%
TOTAL NET ASSETS	$ 454,617,043

COMPOSITION OF NET ASSETS
Semiconductors & Semiconductor Equipment	11.3%
Machinery	8.9%
IT Services	8.7%
Specialty Retail	8.0%
Electronic Equipment, Instruments & Components	8.0%
Insurance	7.9%
Money Market Funds	5.4%
Health Care Equipment & Supplies	5.0%
Chemicals	5.0%
Banks	4.4%
Containers & Packaging	3.7%
Trading Companies & Distributors	3.6%
Hotels, Restaurants & Leisure	3.2%
Equity Real Estate Investment Trusts (REITs)	2.7%
Construction Materials	2.5%
Oil, Gas & Consumable Fuels	2.3%
Commercial Services & Supplies	2.1%
Water Utilities	2.0%
Industrial Conglomerates	1.6%
Professional Services	1.5%
Food Products	1.1%
Capital Markets	1.0%
Other	0.1%

Statement Regarding Availability of Quarterly Portfolio Schedule. Please note that (i) the Fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (the “Commission”) as of the end of the first and third quarters of each fiscal year on Form N-PORT; (ii) the complete listing is available on the Commission’s website at www.sec.gov; and (iii) the Fund makes the information on Form N-PORT available to shareholders, upon request, by calling FAM Funds at 1-800-932-3271.

FAM Dividend Focus Fund — Schedule of Investments

December 31, 2019

	Shares	Value
COMMON STOCKS — 94.5%
Banks — 4.4%
First Hawaiian, Inc.	150,000	$4,327,500
M&T Bank Corporation	47,000	7,978,250
South State Corporation	88,000	7,634,000
		19,939,750
Capital Markets — 1.0%
T. Rowe Price Group, Inc.	38,000	4,629,920
Chemicals — 5.0%
Air Products & Chemicals, Inc.	96,500	22,676,535
Commercial Services & Supplies — 2.1%
US Ecology, Inc.	162,647	9,418,888
Construction Materials — 2.5%
Vulcan Materials Company	80,000	11,519,200
Containers & Packaging — 3.7%
Avery Dennison Corporation	130,000	17,006,600
Electronic Equipment, Instruments & Components — 8.0%
CDW Corporation	217,000	30,996,280
National Instruments Corporation	122,000	5,165,480
		36,161,760
Equity Real Estate Investment Trusts (REITs) — 2.7%
Digital Realty Trust, Inc.	104,000	12,452,960
Food Products — 1.1%
McCormick & Company, Inc.	29,000	4,922,170
Health Care Equipment & Supplies — 5.0%
Stryker Corporation	108,500	22,778,490

See Notes to Financial Statements

FAM Dividend Focus Fund — Schedule of Investments (continued)

December 31, 2019

	Shares	Value
COMMON STOCKS — 94.5% (continued)
Hotels, Restaurants & Leisure — 3.2%
Marriott International, Inc. - Class A	95,000	$14,385,850
Industrial Conglomerates — 1.6%
Roper Technologies, Inc.	21,000	7,438,830
Insurance — 7.9%
Arthur J. Gallagher & Company	236,920	22,561,891
Hanover Insurance Group, Inc. (The)	98,000	13,393,660
		35,955,551
IT Services — 8.7%
Broadridge Financial Solutions, Inc.	158,500	19,581,090
Genpact Ltd.	478,000	20,157,260
		39,738,350
Machinery — 8.9%
IDEX Corporation	72,984	12,553,248
Ingersoll-Rand plc	166,000	22,064,720
Snap-on, Inc.	34,700	5,878,180
		40,496,148
Oil, Gas & Consumable Fuels — 2.3%
EOG Resources, Inc.	127,000	10,637,520
Professional Services — 1.5%
Robert Half International, Inc.	110,000	6,946,500
Semiconductors & Semiconductor Equipment — 11.3%
Entegris, Inc.	284,000	14,225,560
Microchip Technology, Inc.	226,000	23,666,720
Xilinx, Inc.	137,414	13,434,967
		51,327,247

See Notes to Financial Statements

FAM Dividend Focus Fund — Schedule of Investments (continued)

December 31, 2019

	Shares	Value
COMMON STOCKS — 94.5% (continued)
Specialty Retail — 8.0%
Monro, Inc.	174,000	$13,606,800
Ross Stores, Inc.	194,686	22,665,344
		36,272,144
Trading Companies & Distributors — 3.6%
Fastenal Company	349,000	12,895,550
Watsco, Inc.	18,000	3,242,700
		16,138,250
Water Utilities — 2.0%
Aqua America, Inc.	190,750	8,953,805

Total Common Stocks (Cost $262,607,575)		$429,796,468
MONEY MARKET FUNDS — 5.4%
Invesco Short-Term Investments Trust - Treasury Portfolio - Institutional Class, 1.49% (a) (Cost $24,456,486)	24,456,486	$24,456,486

Total Investments at Value — 99.9% (Cost $287,064,061)		$454,252,954

Other Assets in Excess of Liabilities — 0.1%		364,089

Net Assets — 100.0%		$454,617,043

(a)	The rate shown is the 7-day effective yield as of December 31, 2019.

See Notes to Financial Statements

FAM Small Cap Fund

December 31, 2019

Dear Fellow Small Cap Fund Shareholder,

After a tough 2018 when the Russell 2000 small-cap index dropped -11.01%, 2019 was a refreshing rebound with an advance of 25.53%. We are pleased to report that the FAM Small Cap Fund outperformed the index in both years.

It is interesting to note the dramatic improvement in stock market performance because so many concerns that disturbed investors in 2018 persist. Political discourse remains appallingly course and has perhaps worsened in recent months. Many politicians, of both parties, elected and aspiring, continue to demonstrate a shockingly limited knowledge of economics. China and the United States continue to impose significant tariffs upon each other’s goods, although it appears that we may see a partial reversal soon. Tensions in the Middle East recently resurged. Yet, it seems the heightened noise is the new normal, so consumers and businesses are not necessarily changing their spending plans. Thankfully, the economy continues to churn out a decent rate of growth.

While we monitor all the major macro developments, we avoid becoming overly absorbed with minutiae. Instead, we continue to hold strongly to our core philosophy that high-quality companies, with talented leaders and strong financial positions, should grow in value over the years – especially if shares are purchased at an attractive entry point. It is not that we are oblivious to the many risks out there; in fact, we monitor many macro forces. The strength of our approach comes from the simple wisdom of acknowledging that recessions will happen and stock prices will decline, occasionally sharply. It is unavoidable. It was true centuries ago and will be so in the future.

Our goal is to own shares in businesses that not only can survive any recession that occurs, but, in our estimation, are almost certain to be much more valuable on the other side of the slowdown. The companies held in the Small Cap Fund tend to have a combination of either revenues that we don’t expect to decline much in a recession (such as food manufacturers, accounting and tax preparers, funeral home operators, and auto repair shops) or perhaps they are quite cyclical, but have enough financial strength that we expect no significant problems getting through a downturn. The best businesses not only survive these inevitable declines, but can actually get stronger as competitors struggle and they often end up even further ahead of their peers in time.

Please note the kinds of businesses in which we do not suggest owning stock. The universe of investable small companies totals roughly 2,000. Of those, about 40% don’t make money.1 In our opinion, a few of these unprofitable firms may turn out to have bright futures, but the vast majority probably won’t work out well. Many others, hundreds in fact, are decent firms run by good managers, but they are often the number 3 or 4 competitor in their industry

[1]	FactSet, as of 12/31/19

FAM Small Cap Fund

and have no competitive advantages. Most could exist in 20 years, but are unlikely to be great earners for investors. Additionally, whenever a new fad excites the public, it tends to spawn at least one small business for investors to chase. These companies usually shine for a while, and then tend to fade into obscurity.2 Our long-term focus usually keeps us out of these areas. Rather than get distracted by all this, we focus our efforts on understanding the approximately 100 to 200 businesses that meet our quality criteria.

Portfolio Activity

The last piece of the puzzle, purchasing shares in great companies at attractive prices, became more difficult in recent months. Cash reached 11.5% of the Small Cap Fund on September 30, 2018, but as prices dropped toward the end of 2018 we invested much of this cash. We ended 2018 with only 2.4% of the portfolio in cash. However, with fewer attractively priced opportunities recently, cash increased to 9.1% as of December 31, 2019.

Purchases

This year was like most in that some of the best opportunities included buying more shares in our existing holdings. These are operations we know well – in some cases having accumulated many years of study – so we are generally ready when the prices warrant additional purchases. During 2019, we added to our positions in some of our favorite holdings such as Boston Omaha (BOMN), Landstar Systems (LSTR), and Matador Resources (MTDR).

Additionally, we invested in three new ideas that we are excited about.

Floor & Decor Holdings (FND) operates approximately 120 flooring superstores and can grow much larger in our view. While the average do-it-yourself customer or professional installer can go to Home Depot or Lowes, a Floor & Decor store carries four to five times more inventory. At the same time, Floor & Decor prices are usually 30% to 50% cheaper than the typical “mom-and-pop” flooring store. Their variety of options is astounding in our opinion. Simply put, we believe that Floor & Decor has a superior mousetrap. Thankfully, they are already quite profitable and leadership seems to be top-notch. The CEO started at Home Depot when he was 16 and rose to Chief Merchandising Officer before joining Floor & Decor. The combination of competitive advantages, growth potential, a clean balance sheet, and strong management is impressive from our viewpoint.

We realize that economic conditions may likely vary considerably during the years ahead as they build toward their target of 400 stores but think the potential justifies hanging on through the inevitable bumpy periods. Fears regarding tariffs played a part in share price volatility in the spring of 2019, which gave us an opportunity to buy shares. While Floor & Decor does source some of their product from China, they access many global suppliers and are already rapidly

[2]

Past examples have included karaoke, day trading, cannabis, electronic currencies, solar panel manufacturers, roller blades, snowboards, and beanie babies. The fads change, but the ability of people to get temporarily excited seems constant.

FAM Small Cap Fund

shifting their supply chain (and raising retail prices) to offset the effect of tariffs. We might not know the full impact of tariffs for a while, but it seems clear that any issues should be modest and temporary and won’t change the fact that FND is very profitable and can grow much larger.

Healthcare Services Group (HCSG) takes care of the mundane, but highly regulated, aspects of running various types of long-term care facilities – they literally clean the toilets, wash the clothes, and cook the meals. Thanks to the benefits of specialization, most of the time HCSG can provide these services at a lower cost than a facility can manage internally. There are approximately 23,000 long-term care facilities in the U.S. HCSG already runs the housekeeping services for 3,500 and dietary services for 1,500 – plus there are no meaningfully sized competitors. The business plan at HCSG is simple: approach long-term care facility operators and propose an outsourcing agreement that should save both the facility owner money and allow HCSG to earn a decent profit. This method has generated nice growth over the years (revenues grew from $603 million in 2008 to $2.009 billion in 2018) and we believe they can continue growing for many years.3

Our opportunity to buy shares arose because of troubles with some of HCSG’s customers. Owning and running these facilities is a tough business at times. Operators build facilities planning on a certain percentage of beds being occupied and expecting reasonable reimbursement rates from federal programs such as Medicare. Conditions have been difficult. The majority of Baby Boomers are not quite old enough for these facilities. Instead, most residents are from the smaller in number pre-WWII birth years. Additionally, an increasing percentage of the elderly are staying in their homes longer, so when they get to assisted living they are there a shorter length of time and are sicker than the average resident of previous years. Finally, government reimbursement rates failed to keep up with inflation the past few years.4 As a result, several of HCSG’s customers have struggled to pay their bills on time.

The industry experienced similar challenges in the late 1990s, but conditions improved as operators adjusted. Today, we see many signs of improvement including better demographic trends, a slowdown in new facility construction, and higher reimbursement rates. So, while the road is bumpy now, HCSG remains nicely profitable and we believe they should grow again soon.

Finally, late in the second quarter we purchased shares in Entegris (ENTG). Entegris is a major supplier of chemicals and related filters and equipment to semiconductor manufacturers. Constructing a semiconductor involves multiple steps of depositing material in many layers. Each layer involves a variety of chemicals used to lay down material and then clean off excess materials between steps. Entegris has two macro trends going their way. First, the number of semiconductors produced is expanding as chips spread from traditional products, such as computers, to a wide variety of applications including appliances, automobiles, and data centers. Furthermore, as microchips grow in complexity, the amount of chemicals

[3]	Healthcare Services Group 2018 Annual Report
[4]	Healthcare Services Group Management Team

FAM Small Cap Fund

consumed increases. Additionally, the demand for better filtration improves in parallel. While semiconductor production will undoubtedly experience cycles, we believe the long-term trends of more and increasingly complex chips should allow Entegris to grow nicely.

Sales

We trimmed three positions – Frontdoor (FTDR), Hallmark Financial Services (HALL), and PC Connection (CNXN) – while selling completely our positions in AngioDynamics (ANGO), Diamond Hill Investment Group (DHIL), Multi-Color Corp. (LABL), ScanSource (SCSC), US Ecology (ECOL), and Winmark (WINA).

Our three trims were all fairly similar. In each case, the company remains impressive from our standpoint, but the stock price advanced to such an extent that a modest reduction in our position made sense.

We sell positions for a variety of reasons. Each situation is its own story. Some are great successes while others are inevitable disappointments (sadly, nobody bats 1,000 in investing).

Our thesis on AngioDynamics was that new leadership would both reduce costs and focus on some hidden gems within the company. As the subpar businesses were sold, we expected the proceeds to be reinvested into additional value-creating activities, such as accretive acquisitions or share buybacks. We thought that at the end of the process we would hold shares in a small, but impressive, medical technology company with some nicely profitable specialties run by a CEO and CFO we admired. Early steps were very encouraging with impressive cost reductions. Eventually, however, a profitable, but slow growing subsidiary was sold with the proceeds largely redeployed into unprofitable new technologies. These new products are exciting, but in early stages with future potential that is difficult to predict. The departure of a well-regarded CFO added to our frustrations. This just was not the scenario we expected – and we are not speculators on future technologies. The right decision for us was to sell our shares.

Diamond Hill Investment Group is an investment manager, much like us here at Fenimore Asset Management, that manages portfolios for a variety of clients through mutual funds and separate accounts. We long admired their investment approach, culture the founder incubated, and outstanding financial strength. However, over time it became increasingly clear that the investment group lacked the depth of talent to fill the shoes of their recently retired CEO. As a result, we exited our position.

In the case of Multi-Color, a global producer of labels primarily for consumer-packaged goods, they borrowed a lot of money to buy a very sizable competitor and then stumbled when combining the two entities. They then sold their entire operation to a private equity firm at what we think was a low price.

For several years ScanSource, a distributor of electronic goods such as barcode readers and credit card terminals, assured us profit margins would return to historical levels. ScanSource still has not registered a rebound in margins and we uncovered other signs that management is not up to our standards, so we sold our shares.

FAM Small Cap Fund

We finished selling our position in US Ecology early in the year. Our goal is to invest in 20 to 30 of the highest quality small companies we can find. Occasionally, we will sell a holding, not because anything is necessarily wrong, but because we believe we can invest in an even better enterprise. Such is the case here. While we expect that US Ecology should do quite well in the future, our team used the proceeds from the sale to fund some of our recent purchases, which hopefully will perform even better.

Finally, we sold our few shares in Winmark. Winmark owns brands they in turn franchise such as Plato’s Closet, Once Upon a Child, and Play It Again Sports. While we remain big fans of Winmark, we were never able to buy enough shares for the position to be material. As a result, the better alternative was to sell our shares and focus these resources elsewhere.

Closing Thoughts

As we’ve said repeatedly for decades, to win the long race – the marathon of investing – we must focus on the real source of returns. This source is the companies in which we invest. Politics and economics are important, but the vast majority of the day-to-day issues that initially seem so important usually prove inconsequential. In our experience, what really matters, over the long term, is owning shares in the highest quality companies. This quality, when combined with wise and ethical leadership, can produce amazing shareholder returns. We don’t completely ignore the big picture, but finding, understanding, and ultimately owning shares in quality businesses is our focus. We have the frequent flyer miles to prove it takes a lot of work! Therefore, our plan for 2020 is to monitor our current holdings to make sure they continue to meet our quality criteria and hopefully find a company or two to add to our collection.

As always, we are grateful and honored that you trust us with your hard-earned capital. Thank you for investing with us in the FAM Small Cap Fund.

Best & Worst Performers for 12/31/18 to 12/31/19*

Top 5 Contributors	Average Weight (%)	Contribution (%)	Top 5 Detractors	Average Weight (%)	Detraction (%)
Frontdoor, Inc	5.04%	2.92%	ScanSource	SOLD	-0.21%
Carriage Services	4.20%	1.68%	Diamond Hill Investment Grp	SOLD	-0.24%
Choice Hotels International	4.99%	1.58%	Healthcare Services Group	2.36%	-0.46%
PC Connection	%	1.53%	Natus Medical	3.25%	-0.72%
CBIZ	5.45%	1.47%	AngioDynamics	SOLD	-0.73%

This reflects the FAM Small Cap Fund’s best and worst performers, in descending order, based on individual stock performance and portfolio weighting. Past performance does not indicate future results.

FAM Small Cap Fund

Performance (as of 12/31/19)

	YTD	1-Year	3-Year	5-Year	Since Inception 3/1/2012
FAM Small Cap Fund Investor Shares	26.89%	26.89%	6.34%	7.59%	11.57%
Russell 2000 Index	25.53%	25.53%	8.59%	8.23%	11.11%
S&P 500 Index	31.49%	31.49%	15.27%	11.70%	13.87%

Past performance does not indicate future results.

Andrew F. Boord Co-Manager	Thomas O. Putnam Co-Manager	Kevin D. Gioia, CFA Co-Manager

The opinions expressed herein are those of the portfolio managers as of the date of the report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

*

Reflects top contributors and top detractors to the fund’s performance based on each holding’s contribution to the overall fund’s return for the period shown. The information provided does not reflect all positions purchased, sold or recommended for advisory clients during the period shown. It should not be assumed that future investments will be profitable or will equal the performance of the security examples discussed. Past performance is no guarantee, nor is it indicative, of future results. For more detailed information on the calculation and methodology as well as a complete list of every holding’s contribution to the overall fund’s performance during the time period shown, please call (800) 932-3271 or visit the fund’s website at famfunds.com. Portfolio composition will change due to ongoing management of the fund. References to individual securities are for informational purposes only and should not be construed as an offer or a recommendation, by the fund, the portfolio managers, or the fund’s distributor, to purchase or sell any security or other financial instrument. The summary is not advice, a recommendation or an offer to enter into any transaction with Fenimore or any of its affiliated funds. The portfolio holdings as of the most recent quarter.

FAM Small Cap Fund — Performance Summary (Unaudited)

Annual Total Investment Returns:

MARCH 1, 2012 TO DECEMBER 31, 2019
	FAM SMALL CAP FUND	RUSSELL 2000 INDEX	S&P 500 INDEX
FISCAL YEAR	TOTAL RETURN*	TOTAL RETURN	TOTAL RETURN
3/1/12-12/31/12**	10.30%***	16.35%****	16.00%****
2013	40.49%	38.82%	32.44%
2014	5.58%	4.89%	13.69%
2015	-3.49%	-4.41%	1.38%
2016	24.21%	21.31%	11.96%
2017	4.55%	14.65%	21.83%
2018	-9.37%	-11.01%	-4.38%
2019	26.89%	25.53%	31.49%

*

The performance results shown are for the Investor Shares of the Fund. The Fund also offers Institutional Shares, which commenced operations on January 1, 2016, and therefore have a limited performance history. Because of differences in the level of fees paid by the Investor Shares and the Institutional Shares, performance results for each share class will differ.

**	Commenced operations 3/1/2012

***	Annualized since inception date 3/1/2012

****	Annualized full year

FAM Small Cap Fund — Performance Summary (Unaudited)

The chart below depicts the change in the value of a $10,000 investment in the Investor Shares of the FAM Small Cap Fund, since inception on March 1, 2012 as compared with the growth of the Russell 2000 Index, the Fund’s primary benchmark index, and the Standard & Poor’s 500 Index, an additional comparative index, during the same period. The information assumes reinvestment of dividends and capital gain distributions. The Russell 2000 Index is an unmanaged index generally representative of the market for the stocks of smaller size U.S. companies. The Standard & Poor’s 500 Index is an unmanaged index generally representative of the market for the stocks of large size U.S. companies. Investors cannot invest directly in an index.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
FAM SMALL CAP FUND, THE RUSSELL 2000 INDEX AND THE S&P 500 INDEX

This information represents past performance of the FAM Small Cap Fund and is not indicative of future results. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

FAM Small Cap Fund — Performance Summary (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2019
The performance data quoted represents past performance.

	1 YEAR	3 YEAR	5 YEAR	SINCE INCEPTION
FAM Small Cap Fund*	26.89%	6.34%	7.59%	11.57%
Russell 2000 Index	25.53%	8.59%	8.23%	11.11%
S&P 500 Index	31.49%	15.27%	11.70%	13.87%

*

Disclosure: The total annual operating expense ratio as stated in the fee table of the Fund’s most recent prospectus is 1.29% for the Investor Class. The Fund’s total annual operating expense ratio as stated in the fee table of the Fund’s most recent prospectus is 1.18% for the Institutional Class. The total annual operating expense as reported in the Fund’s audited financial statements is 1.28% as of 12/31/2019 for the Investor Class. The total annual operating expenses as reported in the Fund’s audited financial statements is 1.19% as of 12/31/2019 for the Institutional Class. The Advisor has contractually agreed, until May 1, 2021, to waive fees and/or reimburse the Fund certain expenses (excluding interest, taxes, brokerage costs, Acquired Fund Fees and Expenses, dividend expense and extraordinary expenses) to the extent necessary to maintain Net Fund Operating Expenses for Investor Shares at 1.42% and Institutional Shares at 1.20%.

Past performance is not indicative of future results, current performance may be lower or higher than the performance date quoted. Investment returns may fluctuate; the value of your investment upon redemption may be more or less than the initial amount invested.

Please consider a fund’s investment objectives, risks, charges and expenses carefully before investing. The FAM Funds prospectus or summary prospectus contains this and other important information about the FAM Small Cap Fund and should be read carefully before you invest or send money. The principal risks of investing in the Funds are: stock market risk (stocks fluctuate in response to the activities of individual companies and to general stock market and economic conditions), stock selection risk (Fenimore utilizes a value approach to stock selection and there is risk that the stocks selected may not realize their intrinsic value, or their price may go down over time), and small-cap risk (prices of small-cap companies can fluctuate more than the stocks of larger companies and may not correspond to changes in the stock market in general).

To obtain a prospectus or summary prospectus and performance data that is current to the most recent month-end for each fund as well as other information on the FAM Small Cap, please go to famfunds.com or call (800) 932-3271.

This presentation was prepared by Fenimore Asset Management, Inc. (“Fenimore”). Neither this presentation nor any of its contents may be distributed or used for any other purpose without the prior written consent of Fenimore.

In part, the purpose of this presentation is to provide investors with an update on financial market conditions. The description of certain aspects of the market herein is a condensed summary only. This summary does not purport to be complete and no obligation to update or otherwise revise such information is being assumed. These materials are provided for informational purposes only and are not otherwise intended as an offer to sell, or the solicitation of an offer to purchase, any security or other financial instrument. This summary is not advice, a recommendation or an offer to enter into any transaction with Fenimore or any of their affiliated funds

This presentation may contain statements based on the current beliefs and expectations of Fenimore’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements.

Any references herein to any of Fenimore’s past or present investments, portfolio characteristics, or performance, have been provided for illustrative purposes only. It should not be assumed that these investments were or will be profitable or that any future investments will be profitable or will equal the performance of these investments. There can be no guarantee that the investment objectives of Fenimore will be achieved. Any investment entails a risk of loss. Unless otherwise noted, information included herein is presented as of the date indicated on the cover page and may change at any time without notice.

FAM Small Cap Fund — Portfolio Data (Unaudited)

December 31, 2019

TOP TEN EQUITY HOLDINGS
(% of Net Assets)
CBIZ, Inc.	5.4%
Hostess Brands, Inc.	5.3%
frontdoor, inc.	5.1%
Choice Hotels International, Inc.	5.0%
ExlService Holdings, Inc.	4.7%
Colliers International Group, Inc.	4.4%
Carriage Services, Inc.	4.2%
Pinnacle Financial Partners, Inc.	4.2%
CenterState Bank Corporation	4.2%
Monro, Inc.	4.1%
TOTAL NET ASSETS	$ 200,958,300

COMPOSITION OF TOTAL INVESTMENTS
Banks	11.8%
Specialty Retail	11.3%
Diversified Consumer Services	9.3%
Money Market Funds	9.1%
Real Estate Management & Development	7.7%
Professional Services	5.4%
Food Products	5.3%
Hotels, Restaurants & Leisure	5.0%
IT Services	4.7%
Machinery	3.5%
Semiconductors & Semiconductor Equipment	3.5%
Health Care Equipment & Supplies	3.4%
Electrical Equipment	3.3%
Electronic Equipment, Instruments & Components	3.2%
Insurance	3.1%
Road & Rail	3.1%
Oil, Gas & Consumable Fuels	2.7%
Commercial Services & Supplies	2.4%
Media	2.3%
Other	(0.1)%

Statement Regarding Availability of Quarterly Portfolio Schedule. Please note that (i) the Fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (the “Commission”) as of the end of the first and third quarters of each fiscal year on Form N-PORT; (ii) the complete listing is available on the Commission’s website at www.sec.gov; and (iii) the Fund makes the information on Form N-PORT available to shareholders, upon request, by calling FAM Funds at 1-800-932-3271.

FAM Small Cap Fund — Schedule of Investments

December 31, 2019

	Shares	Value
COMMON STOCKS — 91.0%
Banks — 11.8%
CenterState Bank Corporation	333,960	$8,342,321
Pinnacle Financial Partners, Inc.	132,000	8,448,000
South State Corporation	79,500	6,896,625
		23,686,946
Commercial Services & Supplies — 2.4%
Healthcare Services Group, Inc.	195,000	4,742,400
Diversified Consumer Services — 9.3%
Carriage Services, Inc.	330,000	8,448,000
frontdoor, inc. (a)	214,000	10,147,880
		18,595,880
Electrical Equipment — 3.3%
Thermon Group Holdings, Inc. (a)	251,000	6,726,800
Electronic Equipment, Instruments & Components — 3.2%
PC Connection, Inc.	131,655	6,537,987
Food Products — 5.3%
Hostess Brands, Inc. (a)	733,000	10,657,820
Health Care Equipment & Supplies — 3.4%
Natus Medical, Inc. (a)	205,000	6,762,950
Hotels, Restaurants & Leisure — 5.0%
Choice Hotels International, Inc.	97,000	10,032,710
Insurance — 3.1%
Hallmark Financial Services, Inc. (a)	354,032	6,220,342
IT Services — 4.7%
ExlService Holdings, Inc. (a)	136,000	9,446,560

See Notes to Financial Statements

FAM Small Cap Fund — Schedule of Investments (continued)

December 31, 2019

	Shares	Value
COMMON STOCKS — 91.0% (continued)
Machinery — 3.5%
Franklin Electric Company, Inc.	123,000	$7,050,360
Media — 2.3%
Boston Omaha Corporation - Class A (a)	222,100	4,672,984
Oil, Gas & Consumable Fuels — 2.7%
Matador Resources Company (a)	301,300	5,414,361
Professional Services — 5.4%
CBIZ, Inc. (a)	406,635	10,962,880
Real Estate Management & Development — 7.7%
Colliers International Group, Inc.	114,000	8,888,580
FRP Holdings, Inc. (a)	132,100	6,579,901
		15,468,481
Road & Rail — 3.1%
Landstar System, Inc.	54,000	6,148,980
Semiconductors & Semiconductor Equipment — 3.5%
Entegris, Inc.	140,000	7,012,600
Specialty Retail — 11.3%
Floor & Decor Holdings, Inc. — Class A (a)	123,000	6,249,630
Monro, Inc.	106,200	8,304,840
Penske Automotive Group, Inc.	163,000	8,185,860
		22,740,330

Total Common Stocks (Cost $135,141,625)		$182,881,371

See Notes to Financial Statements

FAM Small Cap Fund — Schedule of Investments (continued)

December 31, 2019

	Shares	Value
MONEY MARKET FUNDS — 9.1%
Invesco Short-Term Investments Trust - Treasury Portfolio - Institutional Class, 1.49% (b) (Cost $18,328,627)	18,328,627	$18,328,627

Total Investments at Value — 100.1% (Cost $153,470,252)		$201,209,998

Liabilities in Excess of Other Assets — (0.1%)		(251,698)

Net Assets — 100.0%		$200,958,300

(a)	Non-income producing security.
(b)	The rate shown is the 7-day effective yield as of December 31, 2019.

See Notes to Financial Statements

FAM Funds — Statements of Assets and Liabilities	December 31, 2019

	Value Fund	Dividend Focus Fund	Small Cap Fund
Assets
Investments in securities, at cost	$549,469,956	$287,064,061	$153,470,252
Investments in securities, at value	$1,411,062,444	$454,252,954	$201,209,998
Cash	149,940	84,800	—
Receivable for Fund shares sold	695,545	517,026	99,116
Dividends receivable	750,276	421,314	93,277
Other assets	15,747	20,090	9,539
Total Assets	1,412,673,952	455,296,184	201,411,930
Liabilities
Payable for Fund shares redeemed	470,108	80,936	182,860
Accrued investment advisory fees	1,058,600	337,123	153,382
Accrued shareholder servicing and fund accounting fees	367,201	93,139	37,165
Accrued business management and adminstrative fees	198,001	91,839	35,155
Accrued expenses	185,338	76,104	45,068
Total Liabilities	2,279,248	679,141	453,630
Net Assets	$1,410,394,704	$454,617,043	$200,958,300
Net Assets Consist of:
Paid-in capital	$551,226,252	$287,099,913	$153,218,554
Accumulated earnings	859,168,452	167,517,130	47,739,746
Net Assets	$1,410,394,704	$454,617,043	$200,958,300
Net asset value and offering price per share
Net assets - Investor Shares	$1,377,473,099	$454,617,043	$139,788,494
Net assets - Institutional Shares	$32,921,605	N/A	$61,169,806
Shares outstanding - Investor Shares	17,042,650	11,881,300	7,388,176
Shares outstanding - Institutional Shares	405,823	N/A	3,215,514
Net Asset Value, Offering and Redemption Price per share (unlimited shares of beneficial interest authorized at $0.001 par value)
Investor Shares	$80.83	$38.26	$18.92
Institutional Shares	$81.12	N/A	$19.02

See Notes to Financial Statements

FAM Funds — Statements of Operations	Year Ended December 31, 2019

	Value Fund	Dividend Focus Fund	Small Cap Fund
Investment Income
Income
Dividends	$15,156,488	$6,470,687	$1,334,771
Foreign witholding taxes on dividends	(105,840)	—	(2,738)
Total Investment Income	15,050,648	6,470,687	1,332,033
Expenses
Investment advisory fees (Note 2)	11,740,701	3,142,954	1,616,148
Shareholder account servicing fees (Note 2)
Investor shares	1,078,562	239,124	89,933
Institutional shares	243	—	4,976
Fund accounting fees (Note 2)
Investor shares	891,249	244,528	89,319
Institutional shares	20,706	—	36,152
Shareholder administrative services fees (Note 2)
Investor shares	669,043	281,647	99,759
Institutional shares	13,277	—	26,410
Business management fees (Note 2)	390,838	104,782	53,773
Legal fees	152,824	34,150	19,069
Custodian and bank servicing fees	128,250	39,832	22,667
Registration and filing fees	58,309	55,576	53,568
Trustee’s fees and expenses	46,582	46,303	46,246
Audit and tax services fees	50,709	25,359	25,400
Printing of shareholder reports	51,230	24,315	12,916
Compliance services fees (Note 2)	20,000	20,000	20,000
Other	212,056	65,132	38,398
Total Expenses	15,524,579	4,323,702	2,254,734
Fee reductions by Advisor (Note 2)	(190,587)	—	—
Net Expenses	15,333,992	4,323,702	2,254,734
Net Investment Income (Loss)	(283,344)	2,146,985	(922,701)
Realized and Unrealized Gains on Investments
Net realized gains on investments	90,721,446	10,724,504	935,849
Net change in unrealized appreciation (depreciation) on investments	247,380,757	76,779,974	41,317,080
Net Realized and Unrealized Gains	338,102,203	87,504,478	42,252,929
Net Increase in Net Assets From Operations	$337,818,859	$89,651,463	$41,330,228

See Notes to Financial Statements

FAM Funds — Statements of Changes in Net Assets

	Value Fund
	Year Ended December 31, 2019	Year Ended December 31, 2018
Change in Net Assets
From Operations:
Net investment income (loss)	$(283,344)	$1,183,822
Net realized gains on investments	90,721,446	40,167,228
Net change in unrealized appreciation (depreciation) on investments	247,380,757	(115,958,435)
Net increase (decrease) in net assets resulting from operations	337,818,859	(74,607,385)

Distributions to shareholders (Note 5):
Investor Shares	(88,288,464)	(43,639,043)
Institutional Shares	(2,180,759)	(1,106,941)
Total distributions	(90,469,223)	(44,745,984)

Capital share transactions (Note 3):	30,640,972	(8,105,573)
Total increase (decrease) in net assets	277,990,608	(127,458,942)

Net Assets
Beginning of year	1,132,404,096	1,259,863,038
End of year	$1,410,394,704	$1,132,404,096

See Notes to Financial Statements

FAM Funds — Statements of Changes in Net Assets

	Dividend Focus Fund
	Year Ended December 31, 2019	Year Ended December 31, 2018
Change in Net Assets
From Operations:
Net investment income	$2,146,985	$1,660,426
Net realized gains on investments	10,724,504	5,790,114
Net change in unrealized appreciation (depreciation) on investments	76,779,974	(8,544,648)
Net increase (decrease) in net assets resulting from operations	89,651,463	(1,094,108)

Distributions to shareholders - Investor Shares (Note 5):	(12,900,689)	(3,096,115)

Capital share transactions (Note 3):	137,320,896	20,259,458
Total increase in net assets	214,071,670	16,069,235

Net Assets
Beginning of year	240,545,373	224,476,138
End of year	$454,617,043	$240,545,373

See Notes to Financial Statements

FAM Funds — Statements of Changes in Net Assets

	Small Cap Fund
	Year Ended December 31, 2019	Year Ended December 31, 2018
Change in Net Assets
From Operations:
Net investment loss	$(922,701)	$(514,110)
Net realized gains on investments	935,849	13,414,599
Net change in unrealized appreciation (depreciation) on investments	41,317,080	(28,671,068)
Net increase (decrease) in net assets resulting from operations	41,330,228	(15,770,579)

Distributions to shareholders from (Note 5):
Investor Shares	(651,526)	(10,079,359)
Institutional Shares	(284,569)	(3,335,749)
Total distributions	(936,095)	(13,415,108)

Capital share transactions (Note 3):	12,743,451	13,715,078
Total increase (decrease) in net assets	53,137,584	(15,470,609)

Net Assets
Beginning of year	147,820,716	163,291,325
End of year	$200,958,300	$147,820,716

See Notes to Financial Statements

FAM Funds — Notes to Financial Statements

Note 1. Nature of Business and Summary of Significant Accounting Policies

FAM Value Fund, FAM Dividend Focus Fund (formerly FAM Equity-Income Fund) and FAM Small Cap Fund (individually a “Fund”, and collectively, the “Funds”) are each a series of Fenimore Asset Management Trust, a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

Each Fund is authorized to issue two classes of shares; Investor Shares and Institutional Shares. The Investor Shares and the Institutional Shares represent interests in the same portfolio of investments in each Fund, however, each class of shares is subject to different expenses and have different investment minimums. Each share class has exclusive voting rights with respect to matters that affect just that class of shares. As of the date of this report, Institutional Shares of the FAM Dividend Focus Fund are not currently offered.

The investment objective of the FAM Value Fund is to maximize long-term return on capital. The investment objective of the FAM Dividend Focus Fund is to provide current income and long-term capital appreciation from investing primarily in income-producing equity securities. The investment objective of the FAM Small Cap Fund is to maximize long-term return on capital.

Each Fund is an investment company and accordingly follows accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 “Financial Services – Investment Companies.” The following is a summary of each Fund’s significant accounting policies, which are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and followed by the Funds in the preparation of their financial statements.

a)    Valuation of Securities

Each Fund values its portfolio securities at market value as of the close of regular trading on the New York Stock Exchange, Inc. (the “NYSE”) (normally 4:00 p.m. Eastern time) on each business day that the NYSE is open for business. Securities traded on a national securities exchange or admitted to trading on NASDAQ are valued at the last reported sale price or the NASDAQ official closing price. Common stocks for which no sale was reported, and over-the-counter securities, are valued at the last reported bid price. Securities for which market quotations are not readily available or have not traded are valued at fair value as determined by procedures established by the Board of Trustees. Investments in other open-end investment companies, including money market funds, are valued at their net asset value (“NAV”) as reported by such companies.

GAAP establishes a three-tier framework for measuring fair value based on a hierarchy of inputs. The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs).

FAM Funds — Notes to Financial Statements

These inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for identical securities in inactive markets and quoted prices for similar securities)

Level 3 – significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments)

The inputs or methods used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value each Fund’s investments as of December 31, 2019:

FAM Value Fund
	Level 1	Level 2	Level 3	Total
Common Stocks	$1,319,774,215	$—	$—	$1,319,774,215
Money Market Funds	91,288,229	—	—	91,288,229
Total	$1,411,062,444	$—	$—	$1,411,062,444

FAM Dividend Focus Fund
	Level 1	Level 2	Level 3	Total
Common Stocks	$429,796,468	$—	$—	$429,796,468
Money Market Funds	24,456,486	—	—	24,456,486
Total	$454,252,954	$—	$—	$454,252,954

FAM Funds — Notes to Financial Statements

FAM Small Cap Fund
	Level 1	Level 2	Level 3	Total
Common Stocks	$182,881,371	$—	$—	$182,881,371
Money Market Funds	18,328,627	—	—	18,328,627
Total	$201,209,998	$—	$—	$201,209,998

The Funds did not hold any derivative instruments or any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of or during the year ended December 31, 2019.

Refer to each Fund’s Schedule of Investments to view securities segregated by industry type.

b)    Investment Transactions

Investment transactions are recorded on trade date. Realized gains and losses on investments sold are determined on the basis of identified cost.

c)    Investment Income

Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Withholding taxes on foreign dividends have been recorded in accordance with the Trust’s understanding of the applicable country’s tax rules and tax rates. Non-cash dividends are included in dividend income on the ex-dividend date at the fair market value of the shares received. The Funds record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available, and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently its net investment income) as an increase to unrealized appreciation (depreciation) and realized gain (loss) on investments as necessary once the issuers provide information about the composition of the distributions.

d)    Share Valuation

The NAV per share of each class of shares of each Fund is calculated daily by dividing the total value of a Fund’s assets attributable to that class, less liabilities attributable to that class, by the number of shares of that class outstanding.

FAM Funds — Notes to Financial Statements

e)    Distributions to Shareholders

Dividends from net investment income are declared and paid quarterly by the FAM Dividend Focus Fund. Dividends from net investment income are declared and paid on an annual basis by each of the FAM Value Fund and FAM Small Cap Fund. Dividends are declared separately for each share class. No share class has preferential dividend rights; differences in per share rates are due to differences in the expenses of each share class. Net realized capital gains, if any, are distributed at least annually. Distributions from net investment income and from net realized capital gains are determined in accordance with U.S. income tax regulations, which may differ from GAAP. Permanent book and tax basis differences, if any, are reclassified among the components of net assets. Dividends and distributions to shareholders are recorded on the ex-dividend date.

f)    Federal Income Taxes

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for federal income or excise tax is required.

GAAP requires uncertain tax positions to be recognized, measured, presented and disclosed in the financial statements. For the year ended December 31, 2019, management has evaluated the tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained upon review by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold would be recorded as a tax expense in the current year. Based on its evaluation, management has determined that no liability for unrecognized tax expense is required. All open tax years (generally, three years) remain subject to examination by U.S. and New York taxing authorities. No examination of the Funds’ tax filings is presently in progress.

g)    Common Expenses

Expenses of the Trust not attributable solely to one of the Funds are allocated among the Funds based on relative net assets of each Fund or the nature of the expense and the relative applicability to each Fund.

h)    Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

FAM Funds — Notes to Financial Statements

Note 2. Investment Advisory Fees and Other Transactions with Affiliates

Under an Investment Advisory Agreement, each Fund pays an investment advisory fee to Fenimore Asset Management, Inc. (the “Advisor”) equal, on an annual basis, to 0.90% of its average daily net assets. In addition, under a Business Management Agreement, each Fund pays a business management fee to the Advisor equal, on an annual basis, to 0.03% of its average daily net assets.

Pursuant to an Expense Limitation Agreement (the “ELA”) entered into between the Advisor and the Trust, on behalf of each Fund, the Advisor has contractually agreed, until May 1, 2021, to reduce its fees and/or reimburse certain expenses (excluding interest, taxes, brokerage costs, Acquired Fund Fees and Expenses, dividend expense, litigation, indemnification or extraordinary expenses) to the extent necessary to maintain annual operating expenses of each class of shares of each of the Funds as follows: for the Investor Shares: 1.18% for FAM Value Fund, 1.26% for FAM Dividend Focus Fund and 1.42% for FAM Small Cap Fund; and for the Institutional Shares: 0.99% for FAM Value Fund, 1.10% for FAM Dividend Focus Fund and 1.20% for FAM Small Cap Fund.

During the year ended December 31, 2019, pursuant to the terms of the ELA, the Advisor reduced its fees for FAM Value Fund in the amount of $190,587. The FAM Dividend Focus Fund and FAM Small Cap Fund did not have any advisory fee reductions during the year ended December 31, 2019.

The Advisor may be reimbursed by the FAM Value Fund for fees waived pursuant to the ELA if such payment is made within three years of the fee waiver and does not cause the total annual Fund operating expenses after fee waiver (excluding interest, taxes, brokerage costs, Acquired Fund Fees and Expenses, dividend expense, litigation, indemnification or extraordinary expenses) of the FAM Value Fund to exceed the lesser of (i) the then-current expense limit and (ii) the expense limit in place at the time the waiver. As of December 31, 2019, the amounts of previously reduced fees that the Advisor may recoup from FAM Value Fund are shown below, along with the expiration dates of such recoupments:

	2020	2021	2022	Total
FAM Value Fund	$70,548	$154,067	$190,587	$415,202

The Funds have adopted Shareholder Administrative Services Plans (the “Plans”) for each class of shares pursuant to which each Fund may pay shareholder administrative servicing fees to the Advisor and to financial intermediaries for providing, or arranging for the provision of, certain types of shareholder administrative services to shareholders of each respective class of shares that are serviced by the Advisor, affiliates of the Advisor or the financial intermediary. Pursuant to the Shareholder Administrative Services Plan for Investor Shares, the Investor Shares of each Fund may pay shareholder administrative servicing fees of up to 0.25% per annum of the average daily net assets allocable to Investor

FAM Funds — Notes to Financial Statements

Shares of each respective Fund, and pursuant to the Shareholder Administrative Services Plan for Institutional Shares, the Institutional Shares of each Fund may pay shareholder administrative servicing fees of up to 0.15% per annum of the average daily net assets allocable to Institutional Shares of each respective Fund.

For the year ended December 31, 2019, shareholder administrative fees incurred pursuant to the Plans were as follows:

FAM Value Fund – Investor Shares	$669,043
FAM Value Fund – Institutional Shares	$13,277
FAM Dividend Focus Fund – Investor Shares	$281,647
FAM Small Cap Fund – Investor Shares	$99,759
FAM Small Cap Fund – Institutional Shares	$26,410

FAM Shareholder Services, Inc. (“FSS”), a company under common control with the Advisor, serves as shareholder account servicing agent and receives a fee at the annual rates of 0.11% of average daily net assets allocable to the Investor Shares of each Fund and 0.03% of average daily net assets allocable to Institutional Shares of each Fund. For the year ended December 31, 2019, shareholder account servicing fees incurred to FSS were as follows:

FAM Value Fund	$1,078,805
FAM Dividend Focus Fund	$239,124
FAM Small Cap Fund	$94,909

The Advisor serves as the fund accounting agent and receives a fee at the annual rate of 0.07% on each Fund’s average daily net assets. For the year ended December 31, 2019, the Funds’ fund accounting fees incurred to the Advisor amounted to:

FAM Value Fund	$911,955
FAM Dividend Focus Fund	$244,528
FAM Small Cap Fund	$125,471

Fenimore Securities, Inc. (“FSI”), a company also under common control with the Advisor, acts as distributor of the Funds’ shares. FSI receives no compensation for providing distribution services from the Funds.

Ultimus Fund Solutions, LLC (“Ultimus”) provides the Chief Compliance Officer to the Funds, as well as certain additional compliance support functions. The Funds pay Ultimus fees in accordance with the agreement for such services. During the year ended December 31, 2019, the fee paid by each Fund for such services was $20,000.

FAM Funds — Notes to Financial Statements

The Advisor has entered into a Master Services Agreement with Ultimus, pursuant to which Ultimus provides day-to-day operational services to each Fund including, but not limited to, accounting, administrative, and recordkeeping services. The fees payable to Ultimus are paid by the Advisor (not the Funds).

A Trustee and certain officers of the Trust are also officers or employees of the Advisor, FSI, or Ultimus, as applicable.

Note 3. Shares of Beneficial Interest

At December 31, 2019, an unlimited number of shares of beneficial interest ($0.001 par value) of each Fund were authorized.

Transactions for each Fund are as follows:

	Year Ended December 31, 2019		Year Ended December 31, 2018
FAM Value Fund
	Shares	Amount	Shares	Amount
Investor Shares
Shares sold	552,695	$42,732,505	566,851	$42,196,570
Shares issued on reinvestment of distributions	1,040,349	84,060,242	635,911	41,670,136
Shares redeemed	(1,254,211)	(97,528,230)	(1,312,457)	(97,375,579)
Investor Share transactions	338,833	$29,264,517	(109,695)	$(13,508,873)
Institutional Shares
Shares sold	79,182	$6,261,312	216,555	$16,369,854
Shares issued on reinvestment of distributions	15,016	1,217,784	12,940	849,256
Shares redeemed	(79,268)	(6,102,641)	(160,332)	(11,815,810)
Institutional Share transactions	14,930	$1,376,455	69,163	$5,403,300
Net increase (decrease) from capital transactions	353,763	$30,640,972	(40,532)	$(8,105,573)

FAM Funds — Notes to Financial Statements

	Year Ended December 31, 2019		Year Ended December 31, 2018
FAM Dividend Focus Fund
	Shares	Amount	Shares	Amount
Investor Shares
Shares sold	5,063,612	$180,851,334	1,280,105	$40,504,732
Shares issued on reinvestment of distributions	328,953	12,510,087	98,466	2,963,315
Shares redeemed	(1,601,512)	(56,040,525)	(742,304)	(23,208,589)
Net increase from capital transactions	3,791,053	$137,320,896	636,267	$20,259,458

	Year Ended December 31, 2019		Year Ended December 31, 2018
FAM Small Cap Fund
	Shares	Amount	Shares	Amount
Investor Shares
Shares sold	830,926	$14,382,810	1,197,810	$21,705,880
Shares issued on reinvestment of distributions	33,489	634,616	665,227	9,805,451
Shares redeemed	(898,622)	(15,522,579)	(1,048,753)	(19,098,463)
Investor Share transactions	(34,207)	$(505,153)	814,284	$12,412,868
Institutional Shares
Shares sold	939,660	$16,005,048	665,998	$12,006,719
Shares issued on reinvestment of distributions	12,132	231,117	165,908	2,457,097
Shares redeemed	(173,487)	(2,987,561)	(748,874)	(13,161,606)
Institutional Share transactions	778,305	$13,248,604	83,032	$1,302,210
Net increase from capital transactions	744,098	$12,743,451	897,316	$13,715,078

FAM Funds — Notes to Financial Statements

Note 4. Investment Transactions

During the year ended December 31, 2019, purchases and sales of investment securities, other than short-term obligations, were:

	Purchases	Sales
FAM Value Fund	$88,136,053	$176,562,462
FAM Dividend Focus Fund	155,371,220	31,502,910
FAM Small Cap Fund	24,390,000	27,170,912

Note 5. Income Taxes and Distributions to Shareholders

The tax composition of dividends and distributions paid to shareholders during the years ended December 31, 2019 and 2018 was:

	FAM Value Fund		FAM Dividend Focus Fund		FAM Small Cap Fund
	2019	2018	2019	2018	2019	2018
Distributions paid from:
Ordinary income	$1,167,249	$1,219,835	$2,146,984	$1,865,756	$—	$—
Long-term capital gains	89,301,974	43,526,149	10,753,705	1,230,359	936,095	13,415,108
Total Distributions	$90,469,223	$44,745,984	$12,900,689	$3,096,115	$936,095	$13,415,108

The following information is computed on a tax basis for each item as of December 31, 2019:

	FAM Value Fund	FAM Dividend Focus Fund	FAM Small Cap Fund
Tax cost of portfolio investments	$551,893,992	$287,064,061	$153,470,252
Gross unrealized appreciation	$863,348,236	$168,077,774	$51,857,055
Gross unrealized depreciation	(4,179,784)	(888,881)	(4,117,309)
Net unrealized appreciation	859,168,452	167,188,893	47,739,746
Undistributed long-term gains	—	328,237	—
Accumulated earnings	$859,168,452	$167,517,130	$47,739,746

FAM Funds — Notes to Financial Statements

The difference between the federal income tax cost of portfolio investments and the financial statement cost of portfolio investments for FAM Value Fund is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are due to losses deferred due to wash sales.

Permanent book and tax differences, primarily attributable to net investment losses and recharacterization of distributions, resulted in the following reclassifications for the year ended December 31, 2019:

	FAM Value Fund	FAM Dividend Focus Fund	FAM Small Cap Fund
Paid-in capital	$(31,122)	$—	$(922,947)
Accumulated earnings	$31,122	$—	$922,947

These reclassifications had no impact on the net assets or NAVs per share of the Funds.

Note 6. Line of Credit

FAM Value Fund, FAM Dividend Focus Fund and FAM Small Cap Fund each have a line of credit up to 33 1/3% of its net assets, with a maximum of $155,000,000, $40,000,000, and $20,000,000, respectively.

Borrowings under the agreement bear interest at the prime rate as announced by the lending bank. The line of credit is available until November 24, 2020, when any advances are to be repaid. During the year ended December 31, 2019, no amounts were drawn from the available lines.

Note 7. Commitments and Contingencies

In the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that might be made against the Funds that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

Note 8. Subsequent Events

Management has evaluated subsequent events through the date these financial statements were available to be issued and has determined that there were no subsequent events requiring recognition or disclosure in these financial statements.

FAM Funds — Notes to Financial Statements

Note 9. Financial Highlights

FAM Value Fund (Investor Shares)	Years Ended December 31,
Per share information (For a share outstanding throughout each year)	2019	2018	2017	2016	2015
Net asset value, beginning of year	$66.24	$73.52	$66.00	$60.06	$66.58
Income (loss) from investment operations:
Net investment income (loss)(a)	(0.02)	0.07	(0.06)	(0.07)	(0.13)
Net realized and unrealized gains (losses) on investments	20.11	(4.64)	11.30	9.44	(0.95)
Total from investment operations	20.09	(4.57)	11.24	9.37	(1.08)
Less distributions from:
Net investment income	—	(0.07)	—	—	—
Net realized gains on investments	(5.50)	(2.64)	(3.72)	(3.43)	(5.44)
Total distributions	(5.50)	(2.71)	(3.72)	(3.43)	(5.44)
Change in net asset value for the year	14.59	(7.28)	7.52	5.94	(6.52)
Net asset value, end of year	$80.83	$66.24	$73.52	$66.00	$60.06
Total return(b)	30.32%	(6.18%)	17.00%	15.60%	(1.74%)

Ratios/supplementary data
Net assets, end of year (000)	$1,377,473	$1,106,471	$1,236,170	$1,100,380	$957,362
Ratios to average net assets of:
Expenses, total	1.19%	1.19%	1.19%	1.19%	1.18%
Expenses, net (includes fees reduced by Advisor)	1.18%	1.18%	1.18%	1.18%	1.18%
Net investment income (loss)	(0.03%)	0.09%	(0.09%)	(0.11%)	(0.19%)
Portfolio turnover rate	7%	12%	10%	4%	9%

(a)	Based on average shares outstanding.
(b)

Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total returns would be lower if the Advisor had not reduced advisory fees (Note 2).

FAM Funds — Notes to Financial Statements

Note 9. Financial Highlights

FAM Value Fund (Institutional Shares)	Periods Ended December 31,
Per share information (For a share outstanding throughout each period)	2019	2018	2017(a)
Net asset value, beginning of period	$66.34	$73.64	$66.85
Income (loss) from investment operations:
Net investment income(b)	0.13	0.21	0.08
Net realized and unrealized gains (losses) on investments	20.15	(4.65)	10.43
Total from investment operations	20.28	(4.44)	10.51
Less distributions from:
Net investment income	—	(0.22)	—
Net realized gains on investments	(5.50)	(2.64)	(3.72)
Total distributions	(5.50)	(2.86)	(3.72)
Change in net asset value for the period	14.78	(7.30)	6.79
Net asset value, end of period	$81.12	$66.34	$73.64
Total return(c)	30.57%	(6.00%)	15.69	%(d)

Ratios/supplementary data
Net assets, end of period (000)	$32,922	$25,933	$23,693
Ratios to average net assets of:
Expenses, total	1.11%	1.10%	1.17	%(e)
Expenses, net (includes fees reduced by Advisor)	0.99%	0.99%	0.99	%(e)
Net investment income	0.16%	0.25%	0.11	%(e)
Portfolio turnover rate	7%	12%	10	%(f)

(a)	Value Fund Institutional Shares inception was on January 3, 2017.
(b)	Based on average shares outstanding.
(c)

Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total returns would be lower if the Advisor had not reduced advisory fees (Note 2).

(d)	Not annualized.
(e)	Annualized.
(f)	Represents the year ended December 31, 2017.

FAM Funds — Notes to Financial Statements

Note 9. Financial Highlights

FAM Dividend Focus Fund (Investor Shares)	Years Ended December 31,
Per share information (For a share outstanding throughout each year)	2019	2018	2017	2016	2015
Net asset value, beginning of year	$29.73	$30.11	$26.93	$24.11	$25.53
Income (loss) from investment operations:
Net investment income(a)	0.22	0.22	0.24	0.18	0.21
Net realized and unrealized gains (losses) on investments	9.45	(0.20)	3.15	5.00	(0.38)
Total from investment operations	9.67	0.02	3.39	5.18	(0.17)
Less distributions from:
Net investment income	(0.21)	(0.25)	(0.21)	(0.18)	(0.21)
Net realized gains on investments	(0.93)	(0.15)	—	(2.09)	(1.04)
Return of capital	—	—	—	(0.09)	—
Total distributions	(1.14)	(0.40)	(0.21)	(2.36)	(1.25)
Change in net asset value for the year	8.53	(0.38)	3.18	2.82	(1.42)
Net asset value, end of year	$38.26	$29.73	$30.11	$26.93	$24.11
Total return(b)	32.56%	0.06%	12.64%	21.59%	(0.73%)

Ratios/supplementary data
Net assets, end of year (000)	$454,617	$240,545	$224,476	$198,364	$148,649
Ratios to average net assets of:
Expenses, total	1.24%	1.23%	1.25%	1.26%	1.27%
Net investment income	0.61%	0.70%	0.84%	0.70%	0.83%
Portfolio turnover rate	10%	18%	12%	26%	16%

(a)	Based on average shares outstanding.
(b)

Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares.

FAM Funds — Notes to Financial Statements

Note 9. Financial Highlights

FAM Small Cap Fund (Investor Shares)	Years Ended December 31,
Per share information (For a share outstanding throughout each year)	2019	2018	2017	2016	2015
Net asset value, beginning of year	$14.98	$18.21	$17.79	$14.75	$15.32
Income (loss) from investment operations:
Net investment loss(a)	(0.09)	(0.06)	(0.05)	(0.03)	(0.04)
Net realized and unrealized gains (losses) on investments	4.12	(1.67)	0.86	3.60	(0.50)
Total from investment operations	4.03	(1.73)	0.81	3.57	(0.54)
Less distributions from:
Net investment income	—	—	—	—	(0.00	)(b)
Net realized gains on investments	(0.09)	(1.50)	(0.39)	(0.53)	(0.03)
Total distributions	(0.09)	(1.50)	(0.39)	(0.53)	(0.03)
Change in net asset value for the year	3.94	(3.23)	0.42	3.04	(0.57)
Net asset value, end of year	$18.92	$14.98	$18.21	$17.79	$14.75
Total return(c)	26.89%	(9.37%)	4.55%	24.21%	(3.49%)

Ratios/supplementary data
Net assets, end of year (000)	$139,788	$111,156	$120,303	$111,122	$98,477
Ratios to average net assets of:
Expenses, total	1.28%	1.27%	1.30%	1.36%	1.36%
Expenses, net (includes fees reduced and recoupment of previously reduced fees by Advisor)	1.28%	1.28%	1.33%	1.36%	1.36%
Net investment loss	(0.54%)	(0.33%)	(0.30%)	(0.23%)	(0.29%)
Portfolio turnover rate	15%	31%	19%	26%	27%

(a)	Based on average shares outstanding.
(b)	Amount is less than $0.01 per share.
(c)

Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total returns would be lower if the Advisor had not reduced advisory fees (Note 2).

FAM Funds — Notes to Financial Statements

Note 9. Financial Highlights

FAM Small Cap Fund (Institutional Shares)	Years Ended December 31,
Per share information (For a share outstanding throughout each year)	2019	2018	2017		2016(a)
Net asset value, beginning of year	$15.04	$18.26	$17.82		$ 14.75
Income (loss) from investment operations:
Net investment loss(b)	(0.08)	(0.04)	(0.03)		(0.00	)(c)
Net realized and unrealized gains (losses) on investments	4.15	(1.68)	0.86		3.60
Total from investment operations	4.07	(1.72)	0.83		3.60
Less distributions from:
Net investment income	—	—	(0.00	)(b)	—
Net realized gains on investments	(0.09)	(1.50)	(0.39)		(0.53)
Total distributions	(0.09)	(1.50)	(0.39)		(0.53)
Change in net asset value for the year	3.98	(3.22)	0.44		3.07
Net asset value, end of year	$19.02	$15.04	$18.26		$17.82
Total return(d)	27.05%	(9.29%)	4.66%		24.42%

Ratios/supplementary data
Net assets, end of year (000)	$61,170	$36,664	$42,989		$34,142
Ratios to average net assets of:
Expenses, total	1.19%	1.16%	1.22%		1.23%
Expenses, net (includes fees reduced and recoupment of previously reduced fees by Advisor)	1.19%	1.17%	1.20%		1.16%
Net investment loss	(0.45%)	(0.22%)	(0.16%)		(0.03%)
Portfolio turnover rate	15%	31%	19%		26%

(a)	Small Cap Fund Institutional Shares inception was on January 1, 2016.
(b)	Based on average shares outstanding.
(c)	Amount is less than $0.01 per share.
(d)

Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total returns would be lower if the Advisor had not reduced advisory fees (Note 2).

FAM Funds — Report of Independent Registered Public Accounting Firm

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Fenimore Asset Management Trust and the Shareholders of FAM Value Fund, FAM Dividend Focus Fund, and FAM Small Cap Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of FAM Value Fund, FAM Dividend Focus Fund (formerly FAM Equity-Income Fund), and FAM Small Cap Fund, each a series of shares of beneficial interest in Fenimore Asset Management Trust (the “Funds”), including the schedules of investments, as of December 31, 2019, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights as noted in the table below, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of December 31, 2019, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and their financial highlights as noted in the table below, in conformity with accounting principles generally accepted in the United States of America.

Fund	Financial Highlights Presented
FAM Value Fund

Investor Shares: For each of the years in the five-year period ended December 31, 2019.

Institutional Shares: For each of the years in the two-year period ended December 31, 2019 and for the period from January 3, 2017 (commencement of operations) through December 31, 2017.

FAM Dividend Focus Fund	For each of the years in the five-year period ended December 31, 2019.
FAM Small Cap Fund	Investor Shares: For each of the years in the five-year period ended December 31, 2019. Institutional Shares: For each of the years in the four-year period ended December 31, 2019.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

FAM Funds — Report of Independent Registered Public Accounting Firm

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Fenimore Asset Management Trust since 2007.

Philadelphia, Pennsylvania
February 25, 2020

FAM Funds (Unaudited)

Board Consideration of the Continuation of the Investment Advisory Agreements for the Funds

In accordance with the Investment Company Act of 1940, the Board of Trustees of the Funds is required, on an annual basis, to consider the approval of the continuation of each of the Investment Advisory Agreements between the Funds and the Advisor, and this must take place at an in-person meeting of the Board. The relevant provisions of the Investment Company Act of 1940 specifically provide that it is the duty of the Board to request and evaluate such information as the Board determines is necessary to allow them to properly consider the approval of the continuation of the Advisory Agreements, and it is the duty of the Advisor to furnish the Trustees with such information that is responsive to their request.

Accordingly, in determining whether to renew each of the Advisory Agreements between the Value Fund, the Dividend Focus Fund and the Small Cap Fund with the Advisor, the Board of Trustees requested, and the Advisor provided, information and data relevant to the Board’s consideration. This included materials prepared by the Advisor and materials prepared by an independent mutual fund industry consulting firm that produced materials specifically for the Board that provided them with information regarding the investment performance of the Funds and information regarding the fees and expenses of the Funds, as compared to other similar mutual funds. As part of its deliberations, the Board also considered and relied upon the information about the Funds and the Advisor that had been provided to them throughout the year in connection with their regular Board meetings at which they engage in the ongoing oversight of the Funds and their operations.

The Board engaged in a thorough review process in order to determine whether to approve the continuation of the Advisory Agreements with the Advisor. After receiving the materials that they had requested to assist them with their review, the Board had a preliminary meeting by conference call on October 29, 2019, with representatives of the Advisor in order to discuss the proposed approval of the continuation of the Advisory Agreements and to review the materials that had been presented. The Board then met again with representatives of the Advisor on November 13, 2019, prior to the start of their required in-person meeting in order to further consider and discuss the proposed approval of the Advisory Agreements.

The Board then met to consider the approval of the continuation of the Advisory Agreements at an in-person meeting of the Board held on November 13-14, 2019. Among the factors the Board considered was the overall performance of each of the Funds relative to the performance of other similar mutual funds on a long-term basis (five years and longer) and over shorter time periods (less than five years). In connection with its review of the performance results achieved for the Funds, the Board discussed with management the fact that the Advisor maintains a particular focus on long-term investment performance results and they reviewed the reasons why this may, from time to time, cause the longer-term performance results and the shorter-term performance results to under-perform when compared to other funds for similar time periods. In connection with this, the Board

FAM Funds (Unaudited)

took note of management’s stated position that achieving favorable long-term investment results is a primary objective of the firm. The Board also considered and discussed with the Advisor their focus on “value investing” which may result in short-term performance that lags the performance results achieved by other managers, especially those managers that emphasize other types of investment strategies, such as “growth investing”. The Board also took into consideration the Advisor’s stated objective of attaining investment results with less risk and less volatility than other funds. The Board determined that it has been beneficial to shareholders that the Advisor has continued to invest on behalf of the Funds in a manner that is consistent with its long-term investment objectives due to the fact that the Advisor has been able to achieve favorable long-term performance results for the Funds, and, when performance is adjusted for risk, it shows even more favorable results.

The Board also took note of the long-term relationship between the Advisor and each of the Funds and the efforts that have been undertaken by the Advisor to foster the growth and development of each of the Funds since their inception. In connection with this, the Board took note of the fact that Thomas Putnam, the Chair and founder of the Advisor and the co-manager of each of the Funds, has been advising each of the Funds since their inception, during which time each of the Funds have experienced favorable investment results on a comparative basis. The Board also noted that the Advisor has continued to retain and develop additional portfolio managers and investment analysts to work with Mr. Putnam in an effort to provide for the continued long-term management and oversight of the Funds and their portfolios.

In addition, the Board compared expenses of each Fund to the expenses of other similar mutual funds. They noted the range of investment advisory and administrative services provided by the Advisor and its affiliates to the Funds and the level and quality of these services, and in particular, they considered the quality of the personnel providing these services noting that they were of a high caliber.

In connection with these matters, the Board took notice of the fact that the Funds’ investment advisory fees are not subject to breakpoints on increased assets in the Funds. The Board also took note of the fact that there is no uniform set of guidelines within the mutual fund industry with respect to the application of breakpoints on fund assets, and they concluded that they will continue to evaluate the potential for the application of breakpoints in the future to the extent that assets in the Funds increase, at which time a determination can be made as to the potential appropriateness of implementing breakpoints. The Board also observed that the Advisor has been willing to implement and maintain the effectiveness of the Expense Limitation Agreement for the Funds which is intended to limit the total overall operating expenses of the Funds.

In connection with the Board’s consideration of the approval of the continuation of the Business Management Agreement with the Advisor, the Board determined that the fees payable to the Advisor for the business management services that are currently provided

FAM Funds (Unaudited)

by the Advisor to the Funds were reasonable and that the business management services continued to be of a level and quality at least equal to the same or similar services that could be provided by independent third parties. With respect to its review of matters in connection with the continuation of the Business Management Agreement, the Board took into consideration the fact that the Advisor has retained the services of Ultimus Fund Solutions, LLC (“Ultimus”), an independent third-party service provider to provide certain of the services that the Advisor is contractually obligated to provide to, or procure for, the Funds under the terms of the Business Management Agreement, and the Board reviewed the terms of the fee arrangements entered into between the Advisor and Ultimus for these purposes and the nature and extent of the business management services that are being provided to the Funds in accordance with these arrangements. Following their review of these matters, the Board determined that the nature of the services and the level of the fees were reasonable and that this arrangement for obtaining the required business management services for the Funds was in the best interest of the Funds and their shareholders.

The Board also considered that the Funds receive fund accounting services from the Advisor, and the Board reviewed the fees that are payable to the Advisor under the terms of the Fund Accounting Services Agreements entered into between the Advisor and the Funds and the Board determined that the fees payable to the Advisor for the fund accounting services provided by the Advisor were reasonable and that the fund accounting services continued to be of a level and quality at least equal to the same or similar services that could be provided by independent third parties based upon the nature and quality of the services that are provided to the Funds by the Advisor for fund accounting services. With respect to its review of matters in connection with the continuation of the Fund Accounting Services Agreements, the Board took into consideration the fact that the Advisor has retained the services of Ultimus to also provide certain of the services that the Advisor is contractually obligated to provide to, or procure for, the Funds under the terms of the Fund Accounting Services Agreements, and the Board reviewed the terms of the fee arrangements entered into between the Advisor and Ultimus for these purposes and the nature and extent of the fund accounting services that are being provided to the Funds in accordance with these arrangements. Following their review of these matters, the Board determined that the nature of the services and the level of the fees were reasonable and that this arrangement for obtaining the required fund accounting services for the Funds was in the best interest of the Funds and their shareholders.

The Board also considered that the Funds receive shareholder account services from the Advisor’s affiliate FSS, and the Board reviewed the fees that are payable to FSS under the contractual arrangements between FSS and the Funds and the Board determined that the fees continue to be reasonable based upon the nature and quality of the services that are provided to the Funds by FSS for shareholder account services and that the shareholder account services continued to be of a level and quality at least equal to the same or similar services that could be provided by independent third parties based upon the nature and

FAM Funds (Unaudited)

quality of the services that are provided to the Funds by FSS for shareholder account services. Following their review of these matters, the Board determined that the nature of the services and the level of the fees were reasonable and that this arrangement for obtaining the required shareholder account services for the Funds was in the best interest of the Funds and their shareholders.

The Board also considered that the Funds are distributed by an affiliate of the Advisor, Fenimore Securities, Inc., (“FSI”), and the Board reviewed the distribution-related services provided by FSI and they determined that the distribution services provided by FSI are useful and beneficial to the ongoing operations of the Funds. In connection with their consideration of the services provided to the Funds by FSI, the Board took into consideration that FSI does not receive any revenue or compensation from the Funds for the services that it provides to the Funds, and the Board further considered that the Advisor supports the ongoing operations of FSI from its own financial resources.

The Board also reviewed financial information concerning the Advisor and its affiliates relating to the operation of the Funds, noting the overall profitability of the relationship with the Funds to the Advisor and the financial soundness of the Advisor and its affiliates as demonstrated by the financial information provided. The Board also took note of the fact that the Advisor has previously used revenue sharing payments from its own financial resources to pay for all of the distribution-related costs incurred in connection with the marketing and sale of the Funds’ shares because the Funds are not subject to a Rule 12b-1 plan of distribution, and they further took note of the fact that the Advisor has continued its practice of using revenue sharing payments from its own financial resources to make payments to those financial intermediaries that provide certain types of distribution-related services to shareholders of each class of shares of the Funds. The members of the Board considered the profitability of the Advisor both before and after the impact of the marketing and distribution-related expenses that the Advisor incurs out of its own resources in connection with its management of the Funds.

The Board reviewed the Advisor’s brokerage practices and best-execution procedures, and noted that these were reasonable and consistent with standard industry practice. In connection with this review, the Board considered the fact that while the Advisor does not have any express arrangements in place with respect to “soft dollar” arrangements with brokers or other similar parties relating to the direct use of Fund brokerage commissions to obtain research or execution services, the Advisor does receive research services from certain broker-dealers with which it executes securities transactions on behalf of the Funds which is done in a manner that is consistent with the provisions of Section 28(e) of the Securities Exchange Act of 1934. With respect to the Advisor’s brokerage practices, the Board also took into consideration the fact that the Advisor has maintained low portfolio turnover rates for the Funds that are substantially lower than industry averages for equity-type funds, which the Board determined is beneficial to shareholders due to the reduced brokerage expenses that are attributable to low portfolio turnover rates.

FAM Funds (Unaudited)

The Board also considered information regarding the fees that the Advisor charges other clients, including privately managed accounts and a privately offered investment fund, for investment advisory services that are similar to the advisory services provided to the Funds and noted that the Funds’ fees were reasonable when compared to the relevant circumstances of the types of accounts involved and the services provided and the different types of additional services that are required in connection with the management of regulated investment companies such as the Funds.

In connection with the Board’s consideration of the ways in which economies of scale are reflected with respect to the Advisory Agreements, the Board took note of the fact that the Advisor had agreed to continue the use of an Expense Limitation Agreement with respect to each Fund which provides for a limit on the total operating expenses of each Fund and each class of shares of each Fund through May 1, 2021. With respect to the Board’s approval of the continuation of the Expense Limitation Agreement between the Funds and the Advisor, the Board took into consideration that pursuant to the terms of the Expense Limitation Agreement, the Advisor may seek recoupment of fees and expenses that it had previously waived or reimbursed under certain circumstances provided that such recoupment does not result in a Fund incurring total operating expenses that are in excess of the amounts provided under the terms of the Expense Limitation Agreement with respect to each class of shares of the Funds.

In reaching their conclusion with respect to the approval of the continuation of the Advisory Agreements, the Trustees did not identify any one single factor as being controlling, rather, the Board took note of a combination of factors that influenced their decision making process. The Board did, however, identify the overall favorable investment performance of the Funds on a long term basis, the commitment of the Advisor to the successful operation of each of the Funds, and the level of expenses of the Funds, in addition to the Advisor’s willingness to enter into a contractual Expense Limitation Agreement in order to limit the overall operating expenses of each of the Funds and each class of shares of the Funds, as being important elements of their consideration. Based upon their review and consideration of these factors and other matters deemed relevant by the Board in reaching an informed business judgment, the Board of Trustees, including all of the Independent Trustees, unanimously concluded that the terms of the Advisory Agreements are fair and reasonable and the Board voted to approve the continuation of the Advisory Agreements for a one-year period, subject to the applicable limitations on the total operating expenses of the Funds, as considered and approved at the meeting.

FAM Funds — Information About Trustees and Officers (Unaudited)

The business and affairs of the Funds are managed under the direction of the Funds’ Board of Trustees. Information pertaining to the Trustees and Officers of the Funds is set forth below.

The Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, upon request by calling the Fund at 1-800-932-3271.

Independent Trustees**

Name, Address, and Year of Birth	Position(s) Held With Trust and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Donald J. Boteler 384 North Grand St. Cobleskill, NY 12043 1948	Trustee since 2012	Retired Vice President of Operations & Continuing Education, Investment Company Institute	3	Parnassus Funds and Parnassus Income Funds
Denise V. Gonick 384 North Grand St. Cobleskill, NY 12043 1966	Trustee since 2019	Strategic Adviser (since 2020); President and Chief Executive Officer of MVP Health Care (2012 to 2019)	3	Chemung Financial Corporation
Paul A. Keller, CPA 384 North Grand St. Cobleskill, NY 12043 1954	Trustee since 2010; Chairman since 2019	Business Consultant; Retired Assurance Partner, PricewaterhouseCoopers, LLP Investment Management Services Group	3	Pacific Select Funds and the Pacific Funds
Fred “Chico” Lager 384 North Grand St. Cobleskill, NY 12043 1954	Trustee since 1996	Business Consultant; Retired President and Chief Executive Officer of Ben & Jerry’s Homemade, Inc.	3	None
Kevin J. McCoy, CPA 384 North Grand St. Cobleskill, NY 12043 1952	Trustee since 2007	Principal, Marvin and Company, P.C., certified public accounting firm	3	None
Kenneth R. Stoll 384 North Grand St. Cobleskill, NY 12043 1961	Trustee since 2019	Retired, President and Chief Financial Officer (2015 to 2018) and Vice President and Chief Operating Officer (2004 to 2014), Weitz Investment Management, Inc.	3	None

FAM Funds — Information About Trustees and Officers (Unaudited)

Interested Trustee and Officers

Name, Address, and Year of Birth	Position(s) Held With Fund and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Interested Trustee
Thomas 0. Putnam*** 384 North Grand St Cobleskill, NY 12043 1944	President since 1986; Chairman from 1986- November 2004	Chairman, Fenimore Asset Management, Inc.	3	None
Officers
Michael F. Balboa 384 North Grand St. Cobleskill, NY 12043 1983	Secretary and Treasurer since May 2016	February 2016 to Present Chief Financial Officer, Fenimore Asset Management, Inc. Prior to February 2016 Senior Manager - Ernst & Young, LLP	N/A	N/A
Brian Lutes 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246 1975	Assistant Treasurer since November 2017	Vice President, Mutual Fund Controller of Fund Accounting of Ultimus Fund Solutions, LLC	N/A	N/A
Maggie Bull 2 Easton Oval, Suite 300 Columbus, OH 43219 1965	Assistant Secretary since November 2017

Senior Attorney, Ultimus Fund Solutions, LLC (since June 2017); Legal Counsel, Meeder Investment Management, (January 2011 to September 2016); Chief Compliance Officer, Meeder Funds (March 2011 to September 2016)

			N/A	N/A

FAM Funds — Information About Trustees and Officers (Unaudited)

Name, Address, and Year of Birth	Position(s) Held With Fund and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Gweneth K. Gosselink 225 Pictoria Drive Suite 450 Cincinnati, OH 43246 1955	Chief Compliance Officer since February 2020

Senior Compliance Officer, Ultimus Fund Solutions, LLC (since December 2019); CCO Consultant, GKG Consulting, LLC (since December 2019); Chief Operating Officer & CCO, Miles Capital, Inc. (June 2013 to December 2019).

			N/A	N/A

†	Trustees serve until their successors are elected and qualified, or until the Trustee dies, resigns or is removed, or becomes incapacitated.
*	“Fund Complex” includes the three series of the Trust, FAM Value Fund, FAM Dividend Focus Fund and FAM Small Cap Fund.
**	The “Independent Trustees” are those Trustees that are not considered “interested persons” of the Trust, as that term is defined in the 1940 Act.
***	Mr. Putnam, by virtue of his employment with Fenimore Asset Management, Inc., the Trust’s investment advisor, is considered an “interested person” of the Trust.

FAM Funds — Expense Data (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you incur ongoing costs, including management fees, shareholder servicing fees and other operating expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the most recent period (July 1, 2019) and held until the end of the period (December 31, 2019).

The table below illustrates each Fund’s ongoing costs in two ways:

Actual Expenses

The first line for each Fund in the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each Fund in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the hypothetical example of the table is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds.

FAM Funds — Expense Data (Unaudited) continued

	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Net Expense Ratio	Expenses Paid During Period

FAM Value Fund - Investor Shares: Actual Return	$1,000.00	$1,081.80	1.18%	$6.19
Hypothetical 5% Return	$1,000.00	$1,019.26	1.18%	$6.01

FAM Value Fund - Institutional Shares: Actual Return	$1,000.00	$1,082.80	0.98%	$5.14
Hypothetical 5% Return	$1,000.00	$1,020.27	0.98%	$4.99

FAM Dividend Focus Fund - Investor Shares: Actual Return	$1,000.00	$1,073.40	1.23%	$6.43
Hypothetical 5% Return	$1,000.00	$1,019.00	1.23%	$6.26

FAM Small Cap Fund - Investor Shares: Actual Return	$1,000.00	$1,094.30	1.26%	$6.65
Hypothetical 5% Return	$1,000.00	$1,018.85	1.26%	$6.41

FAM Small Cap Fund - Institutional Shares: Actual Return	$1,000.00	$1,094.40	1.19%	$6.28
Hypothetical 5% Return	$1,000.00	$1,019.21	1.19%	$6.06

*

Expense are calcuated using each Fund’s annualized net expense ratios, which represent net expenses as a percentage of average daily net assets for the one-half year period ended December 31, 2019. Expenses are calculated by multiplying the annualized expense ratio by the average account value of the period; then multiplying the result by the number of days in the most recent one-half year period (184); and then dividing that result by the number of days in the current fiscal year (365).

FAM Funds — Supplemental Information (Unaudited)

Statement Regarding Availability of Proxy Voting Policies and Procedures.

Please note that a description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling FAM Funds at 1-800-932-3271; (ii) and on the U.S. Securities and Exchange Commission’s website at www.sec.gov.

Statement Regarding Availability of Proxy Voting Record.

Please note that information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling FAM Funds at 1-800-932-3271; or on the FAM Funds’ Website at http://famfunds.com (ii) and on the U.S. Securities and Exchange Commission’s website at www.sec.gov.

SPECIAL 2019 TAX INFORMATION FOR FAM FUNDS

This information for the fiscal year ended December 31, 2019, is included pursuant to provisions of the Internal Revenue Code.

The Value Fund distributed $89,301,974, or the maximum amount available, as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

The Dividend Focus Fund distributed $10,753,705, or the maximum amount available, as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

The Small Cap Fund distributed $936,095, or the maximum amount available, as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

For Value Fund taxable non-corporate shareholders, 100.0% of the Fund’s income represents qualified dividend income subject to the 20% rate category.

For Value Fund corporate shareholders, 100.0% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction

For Dividend Focus Fund taxable non-corporate shareholders, 100.0% of the Fund’s income represents qualified dividend income subject to the 20% rate category.

For Dividend Focus Fund corporate shareholders, 100.0% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Investment Advisor

Fenimore Asset Management, Inc.

Cobleskill, NY

Custodian

U.S. Bank, N.A.

Cincinnati, OH

Independent Registered
Public Accounting Firm

BBD, LLP

Philadelphia, PA

Trustees

Donald J. Boteler

Denise V. Gonick

Paul Keller, CPA, Independent Chairman

Fred “Chico” Lager

Kevin J. McCoy, CPA

Thomas O. Putnam

Kenneth R. Stoll

Legal Counsel

Dechert LLP

Washington, DC

Shareholder Servicing Agent

FAM Shareholder Services, Inc.

Cobleskill, NY

Distributor

Fenimore Securities, Inc.

Cobleskill, NY

384 North Grand Street

PO Box 399

Cobleskill, New York

12043-0399

(800) 932-3271

www.famfunds.com

Rev. 01/2019

FACTS	WHAT DOES FAM FUNDS (FENIMORE ASSET MANAGEMENT TRUST) DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number and account balances

● Transaction history and investment experience

● Retirement assets and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons FAM Funds (Fenimore Asset Management Trust) chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Fenimore Asset Management Trust share?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes - to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes - information about your creditworthiness	No	We don’t share
For affiliates to market to you	Yes	Yes
For nonaffiliates to market to you	No	We don’t share

To limit our sharing

● Call (800) 932-3271

● Visit us online: www.famfunds.com

● Mail the form on page 2

Please note: If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described above in this notice.

However, you can contact us at any time to limit our sharing.

Questions?	Call (800) 932-3271 or go to www.famfunds.com

Mail-in form
Leave Blank OR If you have a joint account, your choice(s) will apply to everyone on your account unless you mark below □ Apply my choices only to me	Mark any/all you want to limit: □ Do not allow your affiliates to use my personal information to market to me
Name	Mail to: FAM Funds PO Box 399 Cobleskill, NY 12043
Address
City/ST/Zip
Account #

What We Do
How does FAM Funds (Fenimore Asset Management Trust) protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does FAM Funds (Fenimore Asset Management Trust) collect my personal information?

We collect your personal information, for example, when you:

● open an account

● direct us to buy securities

● direct us to sell your securities

● make deposits or withdrawals from your account

● tell us about your investment or retirement portfolio

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

● sharing for affiliates’ everyday business purposes - information about your creditworthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● FAM Funds (Fenimore Asset Management Trust) shares with our affiliates.
Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

● FAM Funds (Fenimore Asset Management Trust) does not share with nonaffiliates so they can market to you.

Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● FAM Funds (Fenimore Asset Management Trust) does not market jointly.

Notice to European Union Investors:

Please be advised that our privacy policy is designed to comply solely with applicable U.S. law. It is the general policy of FAM Funds (Fenimore Asset Management Trust) to not offer or sell their shares to individuals resident in any member state of the European Union (the “EU”). Accordingly, the Funds do not offer goods or services to EU residents or monitor the behavior of EU residents, and are therefore not subject to the personal data protection requirements of the EU’s General Data Protection Regulation (“GDPR”) provisions that are otherwise applicable to certain activities with respect to the personal data of investors resident in the EU.

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384 North Grand Street

PO Box 399

Cobleskill, NY 12043

800.932.3271 / famfunds.com

Securities offered through Fenimore Securities, Inc. Member FINRA/SIPC, and advisory services offered through Fenimore Asset Management, Inc.

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. The Registrant has undertaken in this report filed on Form N-CSR to provide to any person without charge, upon request by calling 1-(800) 932-3271, a copy of such code of ethics. Pursuant to Item 13(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that Fred Lager, Paul A. Keller, Donald J. Boteler and Kevin J. McCoy are each an "audit committee financial expert" and are "independent," as these terms are defined in this Item.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $88,500 and $88,500 with respect to the registrant’s fiscal years ended December 31, 2019 and December 31, 2018, respectively.

(b)	Audit-Related Fees. No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)	Tax Fees. The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $12,500 and $12,500 with respect to the registrant’s fiscal years ended December 31, 2019 and December 31, 2018, respectively. The services comprising these fees are the preparation of the registrant’s federal income and excise tax returns.

(d)	All Other Fees. No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	All services to be performed for the Registrant by BBD, LLP must be pre-approved by the audit committee. With respect to the fiscal years ended December 31, 2019 and December 31, 2018, all services performed were pre-approved by the committee.

(e)(2)	100 percent of any fees for services described in each of paragraphs (b) through (d) of this item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	With respect to the fiscal years ended December 31, 2019 and December 31, 2018, aggregate non-audit fees of $12,500 and $12,500, respectively, were billed by the registrant’s principal accountant for services rendered to the registrant. With respect to the fiscal years ended December 31, 2019 and December 31, 2018, aggregate non-audit fees of $8,200 and $8,200, respectively, were billed by the registrant’s accountant for professional services rendered to the registrant’s affiliated broker-dealer. With respect to the fiscal years ended December 31, 2019 and December 31, 2018, aggregate non-audit fees of $18,000 and $18,000, respectively, were billed by the registrant’s accountant for professional services rendered to the registrant’s affiliated Private Offering-Limited Liability Company.

(h)	The principal accountant has not provided any non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	See Schedule I (Investments in securities of unaffiliated issuers)

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

Item 13.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(a)(4) Change in the registrant’s independent public accountants. Not applicable

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

Exhibit 99.CODE ETH	Code of Ethics
Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act
Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Fenimore Asset Management Trust

By (Signature and Title)*		/s/ Thomas O. Putnam
Thomas O. Putnam, President

Date	March 5, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Thomas O. Putnam
Thomas O. Putnam, President

Date	March 5, 2020

By (Signature and Title)*		/s/ Michael F. Balboa
Michael F. Balboa, Treasurer

Date	March 5, 2020

*	Print the name and title of each signing officer under his or her signature.